PROSPECTUS
MARCH 1, 1999

--------------------------------------------------------------------------------

INSTITUTIONAL
CLASSES

AIM CHARTER FUND

AIM CONSTELLATION FUND

AIM WEINGARTEN FUND


     AIM Charter Fund seeks to provide growth of capital with a secondary objective of current income.
     AIM Constellation Fund seeks to provide growth of capital.

     AIM Weingarten Fund seeks to provide growth of capital primarily by investing in common stocks of seasoned and better-capitalized companies. This prospectus contains important information about the funds. Please read it before investing and keep it for future reference.

     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.


[AIM LOGO APPEARS HERE]
Fund Management Company

11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173
(800) 659-1005

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES AND STRATEGIES         1
- - - - - - - - - - - - - - - - - - - - - - - -

AIM Charter Fund                             1

AIM Constellation Fund                       1

AIM Weingarten Fund                          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUNDS    1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            3

FEE TABLE AND EXPENSE EXAMPLE                4
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    4

Expense Example                              4

FUND MANAGEMENT                              5
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisors                                 5

Advisor Compensation                         5

Portfolio Managers                           5

OTHER INFORMATION                            6
- - - - - - - - - - - - - - - - - - - - - - - -

Dividends and Distributions                  6

Suitability for Investors                    6

FINANCIAL HIGHLIGHTS                         7
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                      9
- - - - - - - - - - - - - - - - - - - - - - - -

Purchasing Shares                            9

Redeeming Shares                             9

Pricing of Shares                           10

Taxes                                       10

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection is a service mark of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

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                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM CHARTER FUND (CHARTER)

The fund's primary investment objective is growth of capital with a secondary objective of current income. The fund's investment objectives may be changed by the fund's Board of Directors without shareholder approval.

  The fund seeks to meet these objectives by investing at least 65% of its net assets in stocks the fund's portfolio managers believe have the potential for above-average growth in revenues and earnings and at least 80% of its net assets in securities that generate income. The fund's portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential or the capacity to generate income.

  The fund may engage in active and frequent trading of portfolio securities to achieve its investment objectives. If the fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

AIM CONSTELLATION FUND (CONSTELLATION)

The fund's investment objective is growth of capital. The fund's investment objective may be changed by the fund's Board of Directors without shareholder approval.

  The fund seeks to meet this objective by investing principally in common stocks of medium- and small-sized growth companies. The fund's portfolio managers focus on companies they believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The fund's portfolio managers consider whether to sell a particular security when any of those factors materially changes.

AIM WEINGARTEN FUND (WEINGARTEN)

The fund's investment objective is to seek growth of capital primarily by investing in common stocks of seasoned and better-capitalized companies. The investment objective may be changed by the fund's Board of Directors without shareholder approval.

  The fund's portfolio managers focus on companies that have experienced above-average growth in earnings and have excellent prospects for future growth. The fund's portfolio managers consider whether to sell a particular security when any of those factors materially changes.

ALL FUNDS

Each fund may also invest up to 20% of its total assets in foreign securities.

  In anticipation of or in response to adverse market conditions or for cash management purposes, each of the funds may hold all or a portion of its assets in cash, money market instruments, bonds or other debt securities. As a result, a fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the funds and that the income you may receive from your investment in Charter may vary. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for a fund to sell securities at a desirable price.

  The values of the convertible securities in which the funds may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The value of your shares could be adversely affected if the computer systems used by the funds' investment advisor and the funds' other service providers are unable to distinguish the year 2000 from the year 1900.

  The funds' investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the funds invest.

  An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar charts and tables shown below provide an indication of the risks of investing in each of the funds. A fund's past performance is not necessarily an indication of its future performance.
ANNUAL TOTAL RETURNS
-
The following bar charts show changes in the performance of each fund's Institutional Class shares from year to year.

CHARTER--INSTITUTIONAL CLASS

                     [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1992 .......................................   1.48%
1993 .......................................   9.81%
1994 .......................................  (3.84)%
1995 .......................................  36.13%
1996 .......................................  20.29%
1997 .......................................  25.18%
1998 .......................................  27.82%

CONSTELLATION--INSTITUTIONAL CLASS

                     [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1993 .......................................  17.65%
1994 .......................................   1.80%
1995 .......................................  36.16%
1996 .......................................  16.83%
1997 .......................................  13.45%
1998 .......................................  19.41%

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

WEINGARTEN--INSTITUTIONAL CLASS

                     [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1992 .......................................  (1.07)%
1993 .......................................   1.91%
1994 .......................................   0.13%
1995 .......................................  35.43%
1996 .......................................  18.24%
1997 .......................................  26.48%
1998 .......................................  33.58%


  During the periods shown in the bar charts, the highest quarterly returns and the lowest quarterly returns were as follows:

                                                  HIGHEST QUARTERLY RETURN     LOWEST QUARTERLY RETURN
                      FUND                             (QUARTER ENDED)             (QUARTER ENDED)
-------------------------------------------------------------------------------------------------------
Charter--Institutional Class                        26.70% (12/31/98)           -11.85% (09/30/98)
Constellation--Institutional Class                  24.93% (12/31/98)           -15.52% (09/30/98)
Weingarten--Institutional Class                     28.14% (12/31/98)           -12.11% (09/30/98)
-------------------------------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares each fund's performance to that of a broad-based securities market index.

                                       AVERAGE ANNUAL TOTAL RETURNS
               -- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended
                                                                                    SINCE         INCEPTION
December 31, 1998)                               1 YEAR         5 YEARS         INCEPTION             DATE
-----------------------------------------------------------------------------------------------------------
Charter--Institutional Class                     27.82%          20.30%           16.86%          07/30/91
S&P 500(1)                                       28.60           24.05            19.70(4)        07/31/91(4)
Constellation--Institutional Class               19.41           17.02            18.54           04/08/92
Russell Midcap(R) Index(2)                       10.09           17.35            17.17(4)        03/31/92(4)
Weingarten--Institutional Class                  33.58           22.05            17.48           10/08/91
Russell 1000(R) Index(3)                         27.02           23.37            19.95(4)        09/30/91(4)
-----------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index is an unmanaged index of common stocks frequently used as a general measure of U.S. stock market performance.
(2) The Russell Midcap--Registered Trademark-- Index measures the performance of the lowest 800 companies in the Russell 1000--Registered Trademark-- Index. These companies are considered representative of medium-sized companies. (3) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. (4) The average annual total return given is since the date closest to the inception date of the Institutional Class of the fund.

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                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)       CHARTER   CONSTELLATION   WEINGARTEN
---------------------------------------------------------------
Maximum Sales
Charge (Load) Imposed
on Purchases (as a
percentage of
offering price)         None         None           None
Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                None         None           None
---------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)      CHARTER   CONSTELLATION   WEINGARTEN
---------------------------------------------------------------
Management Fees          0.63%        0.63%         0.63%
Distribution and/or
Service (12b-1) Fees     None         None          None
Other Expenses           0.04         0.02          0.04
Total Annual Fund
Operating Expenses       0.67         0.65          0.67
Fee Waivers(1)          (0.01)       (0.02)        (0.05)
Net Expenses             0.66         0.63          0.62
---------------------------------------------------------------

(1) The investment advisor has contractually agreed to waive a portion of its fees.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------
Charter         $68      $214      $373       $835
Constellation    66       208       362        810
Weingarten       68       214       373        835
----------------------------------------------------

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor.
A I M Capital Management, Inc. (the subadvisor), a wholly owned subsidiary of the advisor, is each fund's subadvisor and is responsible for its day-to-day management. Both the advisor and the subadvisor are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisors supervise all aspects of the funds' operations and provide investment advisory services to the funds, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

  The advisor has acted as an investment advisor since its organization in 1976, and the subadvisor has acted as an investment advisor since 1986. Today, the advisor, together with its subsidiaries, advises or manages over 110 investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended October 31, 1998, the advisor received compensation of 0.62%, 0.61% and 0.58%, respectively, of Charter's, Constellation's and Weingarten's average daily net assets.

PORTFOLIO MANAGERS

The advisors use a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of each fund's portfolio, all of whom are officers of the subadvisor, are

CHARTER

- Lanny H. Sachnowitz, Senior Portfolio Manager, who has been responsible for the fund since 1991 and has been associated with the advisor and/or its affiliates since 1987.

- Brant H. DeMuth, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1996. From 1992 to 1996, he was Portfolio Manager for Colorado Public Employee's Retirement Association.

CONSTELLATION

- Robert M. Kippes, Senior Portfolio Manager, who has been responsible for the fund since 1993 and has been associated with the advisor and/or its affiliates since 1989.

- Charles D. Scavone, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc.

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1990 and has been associated with the advisor and/or its affiliates since 1982.

- Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 1996 and has been associated with the advisor and/or its affiliates since 1990.

WEINGARTEN

- Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 1987 and has been associated with the advisor and/or its affiliates since 1986.

- Monika H. Degan, Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, she was Senior Financial Analyst for Shell Oil Co. Pension Trust.

- David P. Barnard, Senior Portfolio Manager, who has been responsible for the fund since 1986 and has been associated with the advisor and/or its affiliates since 1982.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The funds generally declare and pay dividends, if any, annually, with respect to Constellation and Weingarten, and quarterly, with respect to Charter.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutions, particularly banks, acting for themselves or in a fiduciary or similar capacity. Shares of the Institutional Classes of the funds are available for collective and common trust funds of banks, banks investing for their own account and banks investing for the account of a public entity (e.g., Taft-Hartley funds, states, cities, or government agencies) that does not pay commissions or distribution fees. Prospective investors should determine if an investment in a fund is consistent with the objectives of an account and with applicable state and federal laws and regulations. Fund Management Company (the distributor) will review each application for purchase of the Institutional Classes and reserves the right to reject any order to purchase based upon a review of the suitability of the investor.

  The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping. It is anticipated that most investors will perform their own subaccounting.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by KPMG LLP, whose report, along with each fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                                      CHARTER--INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                              1998      1997      1996      1995      1994
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 13.48   $ 11.24   $ 10.66   $  8.93   $  9.48
Income from investment operations:
  Net investment income                                         0.18      0.16      0.24      0.23      0.25
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.24      2.91      1.44      2.07     (0.44)
  Total from investment operations                              1.42      3.07      1.68      2.30     (0.19)
Less distributions:
  Dividends from net investment income                         (0.14)    (0.16)    (0.20)    (0.24)    (0.20)
  Distributions from net realized gains                        (1.34)    (0.67)    (0.90)    (0.33)    (0.16)
  Total distributions                                          (1.48)    (0.83)    (1.10)    (0.57)    (0.36)
Net asset value, end of period                               $ 13.42   $ 13.48   $ 11.24   $ 10.66   $  8.93
Total return                                                   11.69%    29.05%    17.29%    27.45%    (2.02)%
--------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $43,815   $40,191   $29,591   $25,538   $21,840
Ratio of expenses (exclusive of interest) to average net
  assets(a)                                                     0.66%(b)  0.67%     0.69%     0.74%     0.73%
Ratio of net investment income to average net assets(c)         1.37%(b)  1.21%     2.24%     1.98%     2.76%
Portfolio turnover rate                                          154%      170%      164%      161%      126%
--------------------------------------------------------------------------------------------------------------------
Borrowings for the period:
--------------------------------------------------------------------------------------------------------------------
Amount of debt outstanding at end of period (000s omitted)        --        --        --        --        --
Average amount of debt outstanding during the period (000s
  omitted)(d)                                                $    60        --        --        --        --
Average number of shares outstanding during the period
  (000s omitted)(d)                                            3,239        --        --        --        --
Average amount of debt per share during the period           $0.0184        --        --        --        --
--------------------------------------------------------------------------------------------------------------------

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.68%, and 0.70% for 1998-1996.
(b) Ratios are based on average net assets of $42,933,721.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were 1.36%, 1.20%, and 2.23% for 1998-1996.
(d) Averages computed on a daily basis.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                                     CONSTELLATION--INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,
                                                               1998       1997       1996       1995      1994
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  30.00   $  26.01   $  24.05   $  18.49   $ 17.13
Income from investment operations:
  Net investment income                                            --       0.02       0.04       0.02      0.03
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.65)      4.86       2.67       6.06      1.33
  Total from investment operations                              (0.65)      4.88       2.71       6.08      1.36
Less distributions:
  Distributions from net realized gains                         (2.10)     (0.89)     (0.75)     (0.52)       --
Net asset value, end of period                               $  27.25   $  30.00   $  26.01   $  24.05   $ 18.49
Total return                                                    (1.85)%    19.42%     11.81%     34.09%     7.94%
------------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $189,039   $188,109   $293,035   $138,918   $39,847
Ratio of expenses to average net assets(a)                       0.63%(b)   0.65%      0.66%      0.66%     0.69%
Ratio of net investment income (loss) to average net
  assets(c)                                                     (0.01)%(b)  0.06%      0.21%      0.18%     0.36%
Portfolio turnover rate                                            76%        67%        58%        45%       79%
------------------------------------------------------------------------------------------------------------------------

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.65%, 0.67%, 0.67%, 0.68%, and 0.70% for 1998-1994.
(b) Ratios are based on average net assets of $195,687,140.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.03)%, 0.04%, 0.20%, 0.16% and 0.35% for 1998-1994.

                                                                     WEINGARTEN--INSTITUTIONAL CLASS
                                                             -----------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                              1998      1997      1996      1995      1994
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 23.05   $ 20.46   $ 20.48   $ 17.94   $ 17.69
Income from investment operations:
  Net investment income                                         0.10      0.08      0.17      0.10      0.17
  Net gains on securities (both realized and unrealized)        2.43      4.90      2.52      4.35      0.58
  Total from investment operations                              2.53      4.98      2.69      4.45      0.75
Less distributions:
  Dividends from net investment income                            --     (0.15)       --     (0.13)    (0.17)
  Distributions from net realized gains                        (3.40)    (2.24)    (2.71)    (1.78)    (0.33)
  Total distributions                                          (3.40)    (2.39)    (2.71)    (1.91)    (0.50)
Net asset value, end of period                               $ 22.18   $ 23.05   $ 20.46   $ 20.48   $ 17.94
Total return                                                   12.79%    27.37%    15.34%    28.69%     4.37%
------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                     $72,884   $62,124   $60,483   $54,332   $40,486
Ratio of expenses to average net assets(a)                      0.62%(b)  0.64%     0.65%     0.70%     0.65%
Ratio of net investment income to average net assets(c)         0.49%(b)  0.50%     0.80%     0.45%     1.00%
Portfolio turnover rate                                          125%      128%      159%      139%      136%
------------------------------------------------------------------------------------------------------------
Borrowings for the period:
------------------------------------------------------------------------------------------------------------
Amount of debt outstanding at end of period (000s omitted)        --        --        --        --        --
Average amount of debt outstanding during the period (000s
  omitted)(d)                                                     --        --        --   $     6        --
Average number of shares outstanding during the period
  (000s omitted)(d)                                            3,126     3,146     2,908     2,526     2,256
Average amount of debt per share during the period                --        --        --   $0.0024        --
------------------------------------------------------------------------------------------------------------

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.68%, 0.68%, 0.72%, and 0.68% for 1998-1994.
(b) Ratios are based on average net assets of $69,647,808.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursement were 0.44%, 0.46%, 0.77%, 0.43% and 0.98% for 1998-1994.
(d) Averages computed on a daily basis.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PURCHASING SHARES

The minimum initial investment in any of the funds is $100,000. No minimum amount is required for subsequent investments in a fund nor are minimum balances required.

  Shares of the Institutional Class of each fund are sold on a continuing basis at their respective net asset values. Although no sales charge is imposed in connection with the purchase of shares, banks or other financial institutions may charge a recordkeeping, account maintenance or other fee to their customers, and beneficial holders of shares of the funds should consult with such institutions to obtain a schedule of such fees. Institutions may be requested to maintain separate master accounts in each fund for shares held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary; and (b) for accounts for which the institutions acts in some other capacity. An institution's master accounts and subaccounts with a fund may be aggregated for the purpose of the minimum investment requirement. Prior to the initial purchase of shares, an account application must be completed and sent to Fund Management Company (the distributor) at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. An account application may be obtained from the distributor.

  In order to be accepted for execution, purchase orders must be submitted in proper form and received during the hours the New York Stock Exchange (NYSE) is open for business and such orders will be confirmed at the net asset value determined as of the close of that day (trade date). Subsequent purchases of shares of the funds may also be made via AIM LINK Remote, a personal computer application software product.

  Payments for shares purchased must be in the form of federal funds or other funds immediately available to the funds and must be made on the "settlement date," which shall be the next business day of the funds following the trade date. Federal Reserve wires should be sent as early as possible on the settlement date in order to facilitate crediting to the shareholder's account. Any funds received in respect of an order which is not accepted by a fund and any funds received for which an order has not been received will be returned to the sending institution. An order to purchase shares must specify which fund is being purchased, otherwise any funds received will be returned to the sending institution.

REDEEMING SHARES

TIMING OF REDEMPTIONS

You can redeem shares during the hours the NYSE is open for business. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

  A shareholder may redeem any or all of its shares at the net asset value next determined after receipt of the redemption request in proper form by the applicable fund. Redemption requests with respect to shares for which certificates have not been issued are normally made by calling the distributor.

  Shareholders may request a redemption by telephone. The transfer agent and the distributor will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), and mailings of confirmation promptly after the transaction. Redemption of shares of the funds may also be made via AIM LINK Remote.

TIMING AND METHOD OF PAYMENT

If a redemption request is received during the hours the NYSE is open for business, the redemption will be effected at the net asset value determined as of the close of that day (the redemption date).

  Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application, but may be remitted by check upon request by a shareholder. The proceeds of a redemption request will be wired on the next business day following the redemption date.

  Payment for shares redeemed by mail and payment for telephone redemptions in amounts under $1,000 may, at the option of a fund, be made by check mailed within seven days after receipt of the redemption request in proper form. A fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the fund's best interest to do so.

REDEMPTIONS BY THE FUNDS

If a fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

  The Board of Directors may redeem shares if it determines in its sole discretion that failure to so redeem may have materially adverse consequences to the shareholder of such fund.

EACH OF THE FUNDS AND THE DISTRIBUTOR RESERVE THE RIGHT AT ANY TIME TO REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER; MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND; OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS. TO PROTECT THE INTERESTS OF INVESTORS, EACH FUND AND THE DISTRIBUTOR MAY REJECT ANY ORDER CONSIDERED MARKET-TIMING ACTIVITY.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PRICING OF SHARES

Each of the funds prices its shares based on its net asset value. The funds value portfolio securities for which market quotations are readily available at market value. The funds value short-term investments maturing within 60 days at amortized cost, which approximates market value.

The funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the New York Stock Exchange (NYSE), events occur that materially affect the value of the security, the funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the funds. The effect of using fair value pricing is that a fund's net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Because some of the funds may invest in securities that are primarily listed on foreign exchanges, the value of those fund's shares may change on days when you will not be able to purchase or redeem shares.

  Each fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. The funds price purchase and redemption orders at the net asset value calculated after the transfer agent receives an order in good form.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different rates of tax apply to ordinary income and long-term capital gain distributions. Every year, information showing the amount of dividends and distributions you received from each fund during the prior year will be sent to you.

  Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax.

  The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

                 ----------------------------------------------
                 AIM CHARTER - CONSTELLATION - WEINGARTEN FUNDS
                 ----------------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.
  If you have questions about these funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of a fund's current SAI or annual or semiannual reports, please contact us

---------------------------------------------------------

BY MAIL:                     Fund Management Company
                             11 Greenway Plaza, Suite
                             100
                             Houston, TX 77046-1173

BY TELEPHONE:                (800) 659-1005

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports
                             only)

---------------------------------------------------------

You also can obtain copies of a fund's SAI and other information at the SEC's Public Reference Room in Washington, DC, on the SEC's website
(http://www.sec.gov), or by sending a letter, including a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for information about the Public Reference Room.

--------------------------------------------------------------
 AIM Charter Fund, AIM Constellation Fund, AIM Weingarten Fund
 SEC 1940 Act file number: 811-1424
--------------------------------------------------------------

[AIM LOGO APPEARS HERE]        www.aimfunds.com         INVEST WITH DISCIPLINE--
                                                          Registered Trademark--

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION





                            INSTITUTIONAL CLASSES OF

                                AIM CHARTER FUND

                             AIM CONSTELLATION FUND

                               AIM WEINGARTEN FUND




                              (SERIES PORTFOLIOS OF
                             AIM EQUITY FUNDS, INC.)


                                11 GREENWAY PLAZA
                                    SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919

                             ---------------------

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                             FUND MANAGEMENT COMPANY
                          11 GREENWAY PLAZA, SUITE 100
                             HOUSTON, TX 77046-1173
                          OR BY CALLING (800) 659-1005.

                             ---------------------

             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 1999
                         PROSPECTUS DATED MARCH 1, 1999

                                TABLE OF CONTENTS


                                                                                                                               PAGE
INTRODUCTION......................................................................................................................1

GENERAL INFORMATION ABOUT THE FUNDS...............................................................................................1
         The Company and Its Shares...............................................................................................1

PERFORMANCE.......................................................................................................................2
         Total Return Calculations................................................................................................3
         Yield Quotations.........................................................................................................3
         Historical Portfolio Results.............................................................................................3

PORTFOLIO TRANSACTIONS AND BROKERAGE..............................................................................................4
         General Brokerage Policy.................................................................................................4
         Allocation of Portfolio Transactions.....................................................................................5
         Section 28(e) Standards..................................................................................................5
         Transactions with Regular Brokers........................................................................................6
         Brokerage Commissions Paid...............................................................................................6
         Portfolio Turnover.......................................................................................................7

INVESTMENT STRATEGIES AND RISKS...................................................................................................7
         Real Estate Investment Trusts............................................................................................8
         Foreign Securities.......................................................................................................9
         Foreign Exchange Transactions...........................................................................................10
         Illiquid Securities.....................................................................................................10
         Rule 144A Securities....................................................................................................10
         Lending of Portfolio Securities.........................................................................................11
         Repurchase Agreements...................................................................................................11
         Reverse Repurchase Agreements...........................................................................................12
         Special Situations......................................................................................................12
         Short Sales.............................................................................................................12
         Warrants ...............................................................................................................12
         Options  ...............................................................................................................12
         Combined Option Positions...............................................................................................13
         Options on Securities Indexes...........................................................................................14
         Futures Contracts.......................................................................................................14
                  Stock Index Futures Contracts..................................................................................15
         Options on Futures Contracts............................................................................................15
         Risks as to Futures Contracts and Related Options.......................................................................15
         Securities Issued on a When-Issued or Delayed Delivery Basis............................................................16
         Investment in Unseasoned Issuers........................................................................................16
         Investment in Other Investment Companies................................................................................16

INVESTMENT RESTRICTIONS..........................................................................................................16
         Charter  ...............................................................................................................17
         Constellation...........................................................................................................18
         Weingarten..............................................................................................................19

                                        i

MANAGEMENT........................................................................................................................19
         Directors and Officers...................................................................................................20
                  Remuneration of Directors.......................................................................................23
                  AIM Funds Retirement Plan for Eligible Directors/Trustees.......................................................24
                  Deferred Compensation Agreements................................................................................25
         Investment Advisory, Administrative Services and Sub-Advisory Agreements.................................................25

THE DISTRIBUTOR...................................................................................................................28

HOW TO PURCHASE AND REDEEM SHARES.................................................................................................29

NET ASSET VALUE DETERMINATION.....................................................................................................29

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS..........................................................................................30
         Reinvestment of Dividends and Distributions..............................................................................30
         Tax Matters..............................................................................................................30
         Qualification as a Regulated Investment Company..........................................................................31
         Determination of Taxable Income of a Regulated Investment Company........................................................31
         Excise Tax on Regulated Investment Companies.............................................................................32
         Fund Distributions.......................................................................................................33
         Sale or Redemption of Shares.............................................................................................35
         Foreign Shareholders.....................................................................................................35
         Effect of Future Legislation; Local Tax Considerations...................................................................35

SHAREHOLDER INFORMATION...........................................................................................................36

MISCELLANEOUS INFORMATION.........................................................................................................37
         Charges for Certain Account Information..................................................................................37
         Audit Reports............................................................................................................37
         Legal Matters............................................................................................................37
         Custodian and Transfer Agent.............................................................................................37
         Principal Holders of Securities..........................................................................................37
         Other Information........................................................................................................43

APPENDIX .........................................................................................................................44
         Description of Commercial Paper Ratings..................................................................................44
         Description of Corporate Bond Ratings....................................................................................44

FINANCIAL STATEMENTS..............................................................................................................FS

                                  INTRODUCTION

         AIM Equity Funds, Inc. (the "Company") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in a Prospectus dated March 1, 1999 (the "Prospectus"), which relates to the Institutional Classes of the following portfolios of the Company. AIM Charter Fund ("Charter"), AIM Constellation Fund ("Constellation") and AIM Weingarten Fund ("Weingarten") (individually a "Fund" and collectively, the "Funds"). Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, Fund Management Company ("FMC"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling (800) 659-1005. Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUNDS

THE COMPANY AND ITS SHARES

         The Company was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified open-end series management investment company. The Company currently consists of seven separate portfolios: AIM Aggressive Growth Fund ("Aggressive Growth"), AIM Blue Chip Fund ("Blue Chip"), AIM Capital Development Fund ("Capital Development"), Charter, Constellation, AIM Large Cap Growth Fund ("Large Cap"), and Weingarten (each a "Fund" and collectively, the "Funds"). Charter, Weingarten and Constellation each have four separate classes: Class A, Class B and Class C and an Institutional Class. Aggressive Growth, Blue Chip, Capital Development, and Large Cap each have three classes of shares: Class A, Class B and Class C shares. Class A shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge) of the Funds are also referred to as the Retail Classes. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between AFG and the Company, Aggressive Growth was redomesticated as a portfolio of the Company. Blue Chip acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered management investment company, on June 3, 1996, in a corporate reorganization. Capital Development acquired substantially all of the assets of Baird Capital Development Fund, Inc., a registered management investment company, on August 12, 1996 in a corporate reorganization.

         This Statement of Additional Information relates solely to the Institutional Classes of the Funds.

         The term "majority of the outstanding shares" of the Company, of a particular Fund or of a particular class of a Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Company, such Fund or such class present at a meeting of the Company's shareholders, if the holders of more than 50% of the outstanding shares of the Company, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Company, such Fund or such class.

         Shares of the Retail Class and the Institutional Class of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Company's Board of Directors with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan.

         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of directors may elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any directors of the Company.

         Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the Investment Company Act of 1940, as amended, (the "1940 Act") to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.


                                   PERFORMANCE

         Each Fund's performance may be quoted in advertising in terms of yield or total return.

         The total return shows the overall change in value of a Fund's Institutional Class, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested and that all expenses are deducted. A cumulative total return reflects the performance of a Fund's Institutional Class over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance of a Fund's Institutional Class had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN A FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

         Yield is computed in accordance with the standardized formula described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of a Fund's investments, the Fund's maturity and the Fund's operating expense ratio.

         From time to time and in its discretion, A I M Advisors, Inc. ("AIM") or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. The waiver may not be terminated without the approval of the Fund's Board of Directors. Such a practice will have the effect of increasing that Fund's yield and total return. The performance of the Institutional Class of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

         Additional performance information is contained in the Company's Annual Report to Shareholders, which is available upon request without charge.

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

         In addition to average annual returns, the Institutional Class of each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

YIELD QUOTATIONS

         The standard formula for calculating yield is as follows:

                                                   6
                      YIELD = 2[((a-b)/(c x d) + 1) -1]

Where a = dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

      b = expense accrued during period (net of reimbursement).

      c = the average daily number of shares outstanding during the period.

      d = the maximum offering price per share on the last day of the period.

HISTORICAL PORTFOLIO RESULTS

         The average return of the Institutional Class of Charter was 11.69% for the fiscal year ended October 31, 1998. The cumulative return of the Institutional Class of Charter was 172.17% for the period of July 30, 1991 (date operations commenced) through October 31, 1998. The average return of the Institutional Class of Constellation was -1.85% for the fiscal year ended October 31, 1998. The cumulative return of the Institutional Class of Constellation was 164.38% for the period of April 8, 1992 (date operations commenced) through October 31, 1998. The average return of the Institutional Class of Weingarten was 12.79% for the fiscal year ended October 31, 1998. The cumulative return of the Institutional Class of Weingarten was 163.43% for the period of October 8, 1991 (date operations commenced) through October 31, 1998.

         The performance data listed above is not necessarily indicative of the future performance of any of the funds.

         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

         Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Russell--Registered Trademark-- indices, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

         The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed price investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000.

         Each Fund's advertising may from time to time include discussions of general economic conditions and interest rates. In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

         From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. ("AIM Capital") (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally or in written form. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         As of October 31, 1998, Charter held an amount of common stock issued by Merrill Lynch & Co. having a market value of $41,475,000 and common stock issued by Morgan Stanley, Dean Witter, Discover & Co. having a market value of $ 42,087,500.

BROKERAGE COMMISSIONS PAID

         For the fiscal years ended October 31, 1998, 1997 and 1996, Charter paid brokerage commissions of $15,567,811, $12,073,633 and $9,213,125, respectively. For the fiscal year ended October 31, 1998, AIM allocated certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $ 738,229,694 and the related brokerage commissions were $844,218.

         For the fiscal years ended October 31, 1998, 1997 and 1996, Constellation paid brokerage commissions of $25,285,665, $16,928,988 and $13,032,299, respectively. For the fiscal year ended October 31, 1998, AIM allocated certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,798,503,544 and the related brokerage commissions were $2,714,083.

         For the fiscal years ended October 31, 1998, 1997 and 1996, Weingarten paid brokerage commissions of $19,810,852, $17,413,682 and $21,795,437, respectively. For the fiscal year ended October 31, 1998, AIM allocated certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,115,120,365 and the related brokerage commissions were $1,262,948.

PORTFOLIO TURNOVER

         The portfolio turnover rate of each Fund is shown under "Financial Highlights" in the Prospectus. Higher portfolio turnover increases transaction costs to the Fund.


                         INVESTMENT STRATEGIES AND RISKS

         The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the heading "Investment Objectives and Strategies" and "Principal Risks of Investing in the Funds."

         Each of the Funds may invest, for temporary or defensive purposes, all or substantially all of their assets in investment grade (high quality) corporate bonds, commercial paper, or U.S. Government obligations. In addition, a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

         COMMON STOCKS -- The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCKS -- The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES -- The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although each Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings.

         CORPORATE DEBT SECURITIES -- The Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

         Securities rated in the four highest long-term rating categories by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") are considered to be "investment grade." S&P's fourth highest long-term rating category is "BBB", with BBB- being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the "BBB" rating category when such securities are "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal [that] is extremely strong." Publications of Moody's indicate that it assigns securities to the "Baa rating category when such securities are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk."

         U.S. GOVERNMENT SECURITIES -- The Funds may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. The values of such securities fluctuate inversely to interest rates.

REAL ESTATE INVESTMENT TRUSTS ("REITs")

         To the extent consistent with their respective investment objectives and policies, the Funds may invest in equity and/or debt securities issued by REITs. Such investments will not exceed 25% of the total assets of any of the Funds.

         REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that a Fund has the ability to invest in REITs, such Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic condition, adverse change in the climate for real estate, environmental liability risks, increases in property taxes and operating expense, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

FOREIGN SECURITIES

         To the extent consistent with their respective investment objectives, each of the Funds may invest in foreign securities. Each of Charter, Constellation and Weingarten may invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

         To the extent a Fund invests in securities denominated in foreign currencies, each Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Funds may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

         Investments by a Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

         Currency Risk. The value of each Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each members' local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002.

         Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with the euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by the Fund.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Fund's investments.

         Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

FOREIGN EXCHANGE TRANSACTIONS

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange may involve specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit a larger percentage of its total assets to foreign exchange hedges than the percentage of its total assets that it could invest in foreign securities.

ILLIQUID SECURITIES

         None of the Funds will invest more than 15% of their net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RULE 144A SECURITIES

         The Funds may purchase privately placed securities that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in securities that have not been registered under the 1933 Act. AIM, under the supervision of the Company's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LENDING OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, the Funds may each make secured loans of portfolio securities amounting to not more than 33-1/3% of its total assets. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

REPURCHASE AGREEMENTS

         The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time. Repurchase agreements are not included in each Fund's restrictions on lending. Repurchase agreements are considered to be loans by each Fund under the 1940 Act.

         Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash. Charter will not invest in a repurchase agreement of more than seven days' duration if, as a result of that investment, the amount of repurchase agreements of more than seven days' duration and other illiquid assets would exceed 15% of its assets.

REVERSE REPURCHASE AGREEMENTS

         Consistent with Charter's policy on borrowings, Charter may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

SPECIAL SITUATIONS

         Although Constellation does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SHORT SALES

         Although Constellation and Weingarten do not currently intend to do so, they may each enter into short sales transactions. Neither Constellation nor Weingarten will make short sales of securities nor maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by each of Constellation and Weingarten for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of either Fund's net assets be deposited or pledged as collateral for such sales at any time.

WARRANTS

         The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

OPTIONS

         The purpose of put and covered call option transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. Each of the Funds is authorized to write (sell) covered call options on the securities in which it may invest, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller), and to enter into closing purchase transactions with respect to such options. A call option is "covered" if the Fund owns or has the right to acquire the underlying security subject to the call. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. If a "covered" call option expires unexercised, the writer receives a gain equal to the option premium received. If the option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

         Charter and Weingarten may purchase put options, which gives the Fund the right, but not the obligation, to sell the option's underlying security at a fixed strike price. A put purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security. It may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value. A call constitutes a hedge against an increase in the price of a security which the Fund has sold short, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract.

         Options are subject to certain risks, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movement. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

         The investment policies of the Funds permit the writing of covered call options on securities comprising no more than 25% of the value of each Fund's net assets. The investment policies of Charter and Weingarten permit the purchase of puts on securities comprising no more than 25% of the value of each Fund's net assets. Each Fund's policies with respect to the writing of call options or the purchase of put options may be changed by the Company's Board of Directors, without shareholder approval.

         The Funds do not intend to engage in such transactions for speculative purposes and will engage in such transactions only for hedging purposes and only when the benefits to be gained outweigh the costs of entering into such transactions.

COMBINED OPTION POSITIONS

         Each Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position. This technique, called a "collar," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the stock appreciation. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a higher price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OPTIONS ON SECURITIES INDEXES

Each of the Funds may purchase put options or write covered call options on securities indexes for the purpose of providing a partial hedge against a decline in the value of its portfolio securities. The premium paid for a put option plus any transaction costs for a put or call option will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option. Unless the level of the securities index changes by an amount in excess of the premium paid, the put option may expire without value to the Fund.


FUTURES CONTRACTS

         Each of the Funds may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions. In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

         No Fund may purchase or sell futures contracts, or purchase or sell options on securities indexes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums on open positions with respect to futures contracts, related options and options on securities indexes would not exceed 5% of the market value of the Fund's total assets.

         A description of the various types of futures contracts that may be utilized by the Funds is as follows:

Stock Index Futures Contracts

         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ -- 100 Stock Index and the Value Line Stock Index. The stock indices listed above consist of a spectrum of stocks not limited to any one industry such as utility stocks. Utility stocks, at most, would be expected to comprise a minority of the stocks comprising the portfolio of the index. Charter, Constellation and Weingarten will only enter into domestic stock index futures. The Funds will only enter into stock index futures contracts in order to hedge the value of its portfolio against changes in market conditions. When a Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of a Fund's portfolio of securities, the Fund may sell stock index futures contracts. Generally, a Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate such Fund's position in the futures contract.

         There are risks associated with investments in stock index futures contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

FOREIGN CURRENCY FUTURES CONTRACTS

         With respect to each of the Funds, futures contracts may also be used to hedge the risk of changes in the exchange rate of foreign currencies.

OPTIONS ON FUTURES CONTRACTS

Each Fund may purchase options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         Options on futures contracts may be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on a portfolio security or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

         There are several risks in connection with the use of futures contracts as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt security or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stock, debt security or foreign currency which is the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt security or foreign currency, a Fund will experience either a loss or gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt security or foreign currency which is the subject of the hedge.

         Successful use of hedging instruments by the Funds is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in its portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts, there is no assurance that a liquid market on an exchange or a board of trade will exist for any particular contract at any particular time. If there is not a liquid market, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which a Fund may engage in futures contracts will be limited by Internal Revenue Code of 1986, as amended (the "Code") requirements for qualification as a regulated investment company and a Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

         Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such assets declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets.

INVESTMENT IN UNSEASONED ISSUERS

         Charter may purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

INVESTMENT IN OTHER INVESTMENT COMPANIES

         Each of the Funds may invest in other investment companies to the extent permitted by the 1940 Act, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.


                             INVESTMENT RESTRICTIONS

         The following fundamental policies and investment restrictions have been adopted by each Fund as indicated and, except as noted, such policies cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

CHARTER

         Charter may not:

         (a) purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuers, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

         (b) concentrate its investments; that is, invest 25% or more of the value of its assets in any particular industry;

         (c) purchase or sell real estate or other interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities);

         (d) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts, or deal in oil, gas, or other mineral exploration or development programs;

         (e) make loans (except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or entering into a repurchase agreement, is not considered to be a loan for purposes of this restriction), provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (f) purchase securities on margin or sell short;

         (g) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings;

         (h) invest in companies for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (i) act as an underwriter of securities of other issuers;

         (j) purchase from or sell to any officer, director or employee of the Fund, or its advisors or distributor, or to any of their officers or directors, any securities other than shares of the capital stock of Charter; or

         (k) purchase or retain the securities of any issuer if those officers and directors of the Company, its advisors or distributor owning individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         In addition, Charter may not (a) write covered call options in excess of 25% of the value of the Fund's net assets, (b) purchase put options in excess of 25% of the value of the Fund's net assets, (c) engage in the writing and sale of put options and the writing, sale or purchase of uncovered call options, straddles, spreads or combinations thereof, (d) issue senior securities, except to the extent permitted by applicable law or exemptive order, or (e) purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. These restrictions are not fundamental and may be changed by the Board of Directors of the Company without shareholder approval.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

CONSTELLATION

         Constellation may not:

         (a) invest for the purpose of exercising control over or management of any company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (b) engage in the underwriting of securities of other issuers;

         (c) purchase and sell real estate or commodities or commodity contracts;

         (d) make loans, except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (e) invest in interests in oil, gas or other mineral exploration or development programs; or

         (f) invest 25% or more of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

         In addition, Constellation may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes or to purchase or carry securities. The Fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the Fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the Fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so. Any investment gains made by the Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as "leveraging."

         The Board of Directors of the Company has also adopted the following limitations which are not matters of fundamental policy of Constellation and which may be changed without shareholder approval:

         (a) the Fund may not issue senior securities, except to the extent permitted by applicable law or exemptive order; or

         (b) the Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

         Except for the borrowing policy, if a percentage restriction is adhered to at the time of investment, a later change in the percentage of such investment held by a Fund resulting solely from changes in values or assets, will not be considered to be a violation of the restriction.

WEINGARTEN

          Weingarten may not:

         (a) issue bonds, debentures or senior equity securities;

         (b) underwrite securities of other companies or purchase restricted securities ("letter stock");

         (c) invest in real estate, except that the Fund may purchase securities of real estate investment trusts;

         (d) lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate or governmental obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (e) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (f) purchase shares in order to control management of a company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (g) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts;

         (h) invest 25% or more of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry; or

         (i) borrow money or pledge its assets, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings.

         In addition, Weingarten may not (a) invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities); (b) purchase more than 10% of the outstanding securities of any one issuer or more than 10% of any class of securities of an issuer; (c) deal in forward contracts; (d) write covered call options in excess of 25% of the value of the Fund's net assets; (e) purchase put options in excess of 25% of the value of the Fund's net assets; (f) engage in the writing and sale of put options and the writing, sale or purchase of uncovered call options, straddles, spreads or combinations thereof; or (g) purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.


                                   MANAGEMENT

         The overall management of the business and affairs of the Funds is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to a Fund, including the Master Advisory Agreement with AIM, the Master Sub-Advisory Agreement between AIM and AIM Capital with respect to the Funds, the Master Administrative Services Agreement with AIM, the Master Distribution Agreement with Fund Management Company as the distributor of the shares of the Institutional Classes of the Funds, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") as transfer agent. The day-to-day operations of each Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

====================================================================================================================
                                       POSITIONS HELD
   NAME, ADDRESS AND AGE               WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
====================================================================================================================
*CHARLES T. BAUER (79)                 Director and             Chairman of the Board of Directors, A I M
                                       Chairman                 Management Group Inc.; A I M Advisors, Inc., A I M
                                                                Capital Management, Inc., A I M Distributors, Inc.,
                                                                A I M Fund Services, Inc., and Fund Management
                                                                Company; and Vice Chairman and Director,
                                                                AMVESCAP PLC.
--------------------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (54)                  Director                Director, ACE Limited (insurance company).
906 Frome Lane                                                  Formerly, Director, President and Chief Executive
McLean, VA 22102                                                Officer, COMSAT Corporation; and Chairman, Board
                                                                of Governors of INTELSAT (international communi-
                                                                cations company).
--------------------------------------------------------------------------------------------------------------------
OWEN DALY II (74)                      Director                 Director, Cortland Trust Inc. (investment company).
Six Blythewood Road                                             Formerly, Director, CF & I Steel Corp., Monumental
Baltimore, MD 21210                                             Life Insurance Company and Monumental General
                                                                Insurance Company; and Chairman of the Board of
                                                                Equitable Bancorporation.
--------------------------------------------------------------------------------------------------------------------
EDWARD K.  DUNN, JR. (63)              Director                 Chairman of the Board of Directors, Mercantile
2 Hopkins Plaza, 20th Floor                                     Mortgage Corp; Formerly, Vice Chairman of the
Baltimore, MD 21201                                             Board of Directors and President, Mercantile - Safe
                                                                Deposit & Trust Co.; and President, Mercantile
                                                                Bankshares.
--------------------------------------------------------------------------------------------------------------------
JACK FIELDS (47)                       Director                 Chief Executive Officer, Texana Global, Inc. (foreign
8810 Will Clayton Parkway                                       trading company) and Twenty-First Century Group,
Jetero Plaza, Suite E                                           Inc. (governmental affairs company).  Formerly,
Humble, Texas 77338                                             Member of the U.S. House of Representatives.
--------------------------------------------------------------------------------------------------------------------





----------------------
* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

====================================================================================================================
                                       POSITIONS HELD
   NAME, ADDRESS AND AGE               WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
====================================================================================================================
**CARL FRISCHLING (62)                 Director                 Partner, Kramer, Levin, Naftalis & Frankel LLP (law
919 Third Avenue                                                firm).  Formerly Partner, Reid & Priest (law firm).
New York, NY  10022
--------------------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM (52)                 Director and             Director, President and Chief Executive Officer, A I M
                                       President                Management Group Inc.; Director and President,
                                                                A I M Advisors, Inc.; Director and Senior Vice
                                                                President, A I M Capital Management, Inc., A I M
                                                                Distributors, Inc., A I M Fund Services, Inc., and
                                                                Fund Management Company; Director, AMVESCAP
                                                                PLC.
--------------------------------------------------------------------------------------------------------------------
PREMA MATHAI-DAVIS (48)                Director                 Chief Executive Officer, YWCA of the U.S.A.;
350 Fifth Avenue, Suite 301                                     Commissioner, New York City Department for
New York, NY 10118                                              the Aging; and  Member of the Board of Directors,
                                                                Metropolitan Transportation Authority of New York
                                                                State.
--------------------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK (56)                  Director                 Attorney in private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, TX 77057
--------------------------------------------------------------------------------------------------------------------
IAN W. ROBINSON (75)                   Director                 Formerly, Executive Vice President and Chief
183 River Drive                                                 Financial Officer, Bell Atlantic Management Services,
Tequesta, FL 33469                                              Inc. (provider of centralized management services to
                                                                telephone companies); Executive Vice President, Bell
                                                                Atlantic Corporation (parent of seven telephone
                                                                companies); and Vice President and Chief Financial
                                                                Officer, Bell Telephone Company of Pennsylvania
                                                                and Diamond State Telephone Company.
--------------------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (59)                    Director                 Executive Vice President, Development and
Transco Tower, 50th Floor                                       Operations, Hines Interests Limited Partnership (real
2800 Post Oak Blvd.                                             estate development).
Houston, TX  77056
--------------------------------------------------------------------------------------------------------------------
***JOHN J. ARTHUR (54)                 Senior Vice              Director, Senior Vice President, A I M Advisors, Inc.;
                                       President and            and Vice President and Treasurer, A I M
                                       Treasurer                Management Group Inc.
--------------------------------------------------------------------------------------------------------------------





---------------------
** A director who is an "interested person" of the Company as defined in the 1940 Act.

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

***      Mr. Arthur and Ms. Relihan are married to each other.

====================================================================================================================
                                       POSITIONS HELD
   NAME, ADDRESS AND AGE               WITH REGISTRANT             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
====================================================================================================================
GARY T. CRUM (51)                      Senior Vice              Director and President, A I M Capital Management,
                                       President                Inc.; Director and Senior Vice President, A I M
                                                                Management Group Inc. and A I M Advisors, Inc.; and
                                                                Director, A I M Distributors, Inc. and AMVESCAP
                                                                PLC.
--------------------------------------------------------------------------------------------------------------------
***CAROL F. RELIHAN (44)               Senior Vice              Director, Senior Vice President, General Counsel and
                                       President                Secretary, A I M Advisors, Inc.; Senior Vice President,
                                       and Secretary            General Counsel and Secretary, A I M Management
                                                                Group Inc.; Director, Vice President and General
                                                                Counsel, Fund Management Company; General
                                                                Counsel and Vice President, A I M Fund Services,
                                                                Inc.; and Vice President, A I M Capital Management,
                                                                Inc., and A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------
JONATHAN C. SCHOOLAR (37)              Senior Vice              Senior Vice President, A I M Capital Management
                                       President                Inc.; and Vice President, A I M Advisors, Inc.
--------------------------------------------------------------------------------------------------------------------
MELVILLE B. COX (55)                   Vice President           Vice President and Chief Compliance Officer, A I M
                                                                Advisors, Inc., A I M Capital Management, Inc., A I M
                                                                Distributors, Inc., A I M Fund Services, Inc., and Fund
                                                                Management Company.
--------------------------------------------------------------------------------------------------------------------
DANA R. SUTTON (40)                    Vice President           Vice President and Fund Controller, A I M Advisors,
                                       and Assistant            Inc.; and Assistant Vice President and Assistant
                                       Treasurer                Treasurer, Fund Management Company.
--------------------------------------------------------------------------------------------------------------------


      The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

      The members of the Audit Committee are Messrs. Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson (Chairman), Sklar and Ms. Mathai-Davis. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

      The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock, Robinson, Sklar (Chairman) and Ms. Mathai-Davis. The Investment Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

      The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock, Robinson, Sklar and Ms. Mathai-Davis. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested



---------------------

***      Mr. Arthur and Ms. Relihan are married to each other.

persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

      All of the Company's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Company's executive officers hold similar offices with some or all of the other investment companies managed or advised by AIM.

Remuneration of Directors

      Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each director of the Company:


========================================================================================================================
                                                                           RETIREMENT
                                                    AGGREGATE                BENEFITS                         TOTAL
                                                  COMPENSATION               ACCRUED                      COMPENSATION
                                                    FROM THE                BY ALL AIM                       FROM ALL
     DIRECTOR                                       COMPANY(1)                FUNDS(2)                      AIM FUNDS(3)
------------------------------------------------------------------------------------------------------------------------
Charles T. Bauer                                  $         0              $         0                      $          0
------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                      23,162                   37,485                            96,000
------------------------------------------------------------------------------------------------------------------------
Owen Daly II                                           23,162                  122,898                            96,000
------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                                    14,866                        0                            78,889
------------------------------------------------------------------------------------------------------------------------
Jack Fields                                            23,038                   15,826                            95,500
------------------------------------------------------------------------------------------------------------------------
Carl Frischling(4)                                     23,162                   97,791                            96,000
------------------------------------------------------------------------------------------------------------------------
Robert H. Graham                                            0                        0                                 0
------------------------------------------------------------------------------------------------------------------------
John F. Kroeger(5)                                     21,972                  107,896                            91,654
------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                      2,126                        0                            32,636
------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                       23,162                   45,766                            95,500
------------------------------------------------------------------------------------------------------------------------
Ian Robinson                                           22,787                   94,442                            94,500
------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                         22,907                   90,232                            95,500
========================================================================================================================


(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended October 31, 1998, including interest earned thereon, was $112,867.

(2) During the fiscal year ended October 31, 1998, the total amount of expenses allocated to the Company in respect of such retirement benefits was $222,013. Data reflects compensation for the calendar year ended December 31, 1998.

(3) Each Director serves as director or trustee of a total of 12 registered investment companies advised by AIM (comprised of over 50 portfolios). Data reflects total compensation for the calendar year ended December 31, 1998.

(4) During the year ended October 31, 1998, Charter, Constellation and Weingarten, each paid $12,926, $31,902 and $16,595, respectively, on legal fees to Mr. Frischling's law firm, Kramer, Levin, Naftalis and Frankel LLP for services rendered.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date he became a consultant to the Company. Of the amount listed above, $12,784.63 was for compensation for services as a director and the remainder as a consultant. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/ Trustees."

AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming a specified level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson, Sklar and Ms. Mathai-Davis are 11, 11, 0, 1, 21, 20, 17, 11, 9, and 0 years, respectively.


                    ESTIMATED ANNUAL BENEFITS UPON RETIREMENT


=====================================================
      Number of
      Years of              Annual Compensation
    Service With                 Paid By All
   the Applicable           Applicable AIM Funds
      AIM Funds
                                  $90,000
=====================================================
         10                       $67,500
-----------------------------------------------------
          9                       $60,750
-----------------------------------------------------
          8                       $54,000
-----------------------------------------------------
          7                       $47,250
-----------------------------------------------------
          6                       $40,500
-----------------------------------------------------
          5                       $33,750
=====================================================



Deferred Compensation Agreements

         Messrs. Daly, Dunn, Fields, Frischling, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.


INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND SUB-ADVISORY AGREEMENTS

         AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 110 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Directors and Officers". AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

         AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (I) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Funds have entered into a Master Investment Advisory Agreement (the "Master Advisory Agreement") and a Master Administrative Services Agreement (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement (the "Master Sub-Advisory Agreement") with AIM Capital with respect to Charter, Weingarten and Constellation.

         Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however that AIM may be liable for certain breaches of duty under the 1940 Act.

         Pursuant to the Master Administrative Services Agreement, AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Funds, including the services of a principal financial officer of the Funds and related staff. As compensation to AIM for its services under the Master Administrative Service Agreements, the Funds reimburse AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

         Under the terms of the Master Sub-Advisory Agreement, AIM has appointed AIM Capital to provide certain investment advisory services for each of the Funds, subject to overall supervision by AIM and the Company's Board of Directors. Certain of the directors and officers of AIM Capital are also executive officers of the Company.

         Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders and all other charges and costs of the Funds' operations unless otherwise explicitly provided.

         The Master Advisory Agreement and the Master Sub-Advisory Agreement each provide that if, for any fiscal year, the total of all ordinary business expenses of any Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation, exceed the applicable expense limitations imposed by state securities regulations in any state in which such Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees with respect to such Fund shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fees otherwise payable to AIM with respect to such Fund during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse each Fund, no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

         The Master Advisory Agreement and the Master Sub-Advisory Agreement will continue from year to year only if such continuance is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the directors who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreement on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

         In order to increase the return to investors AIM may from time to time waive or reduce its fee or reimburse expenses while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year. Fee waivers or reductions, other than those set forth in the Master Advisory Agreement, may not be terminated without the approval of the Board of Directors. Fee waivers or reductions set forth in the Master Advisory Agreement may not be terminated without shareholder approval.

         AIM has initiated a voluntary reduction of advisory fees for Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM receives a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million. With respect to Weingarten, AIM's fee is calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Constellation and Weingarten to AIM Capital.

         Each Fund paid to AIM the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 1998, 1997 and 1996:

                                                       1998                1997              1996
                                                       ----                ----              ----

         Charter................................    $31,058,588         $24,725,606       $16,529,891
         Constellation..........................     86,555,468          80,116,284        57,614,412
         Weingarten.............................     40,657,216          35,300,671        29,960,379

         For the fiscal year ended October 31, 1998, 1997 and 1996, AIM waived advisory fees for each Fund as follows:

                                                      1998                  1997             1996
                                                      ----                  ----             ----

         Charter................................   $   762,337          $   498,463      $   156,975
         Constellation..........................     3,074,705            2,805,955        1,869,383
         Weingarten.............................     2,917,461            2,187,021        1,458,804

         AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for Charter, Constellation and Weingarten, for the years ended October 31, 1998, 1997 and 1996:

                                                       1998                1997                1996
                                                       ----                ----                ----

         Charter................................    $15,529,294         $12,362,803        $  8,264,946
         Constellation..........................     43,277,734          40,058,142          28,807,206
         Weingarten.............................     20,328,608          17,650,335          14,980,190


         The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and, shareholder services and other administrative services to each Fund which are not required to be performed by AIM under the Master Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Master Administrative Services Agreement will continue from year to year only if such continuance is specifically approved at least annually by
(i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and
(ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

         In addition, the Transfer Agency and Service agreement for the Fund provides that AFS, a registered transfer agent and wholly-owned subsidiary of AIM, will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts.

         The Funds paid AIM the following amounts as reimbursement of administrative services costs for the years ended October 31, 1998, 1997 and 1996:

                                                            1998               1997              1996
                                                            ----               ----              ----

         Charter.............................            $ 152,008           $127,908          $114,489
         Constellation.......................              295,926            251,513           212,800
         Weingarten..........................              179,633            163,243           132,643



                                 THE DISTRIBUTOR

         The Company, on behalf of the Institutional Class of each Fund, has entered into a Master Distribution Agreement with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM to act as the exclusive distributor of the Institutional Classes of the Funds' shares. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Certain directors and officers of the Company are affiliated with FMC. The Distribution Agreement provides that FMC has the exclusive right to distribute the Institutional Classes of shares of the Funds either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Institutional Classes of the Funds and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares of the Institutional Classes of the Funds. FMC does not receive any fees from the Company on behalf of the Institutional Classes pursuant to the Distribution Agreement.

         FMC may, from time to time, at its expense, pay a bonus or other consideration or incentive to dealers or banks who sell a minimum dollar amount of the shares of the Institutional Class of a Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed .10% of the net asset value of the shares sold of such Institutional Class. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares or the amount received as proceeds from such sales. Dealers or institutions may not use the sale of shares of the Institutional Class of a Fund to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

         The Distribution Agreement will continue from year to year only if such continuation is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act) and (ii) the affirmative vote of a majority of the Non- Interested Directors by votes cast in person at a meeting called for such purpose. The Company, on behalf of a Fund, or FMC may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.


                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "Purchasing Shares."

         Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "Redeeming Shares." Shares of the Funds may be redeemed directly through FMC. The Funds intend to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, FMC may also repurchase shares as an accommodation to shareholders. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by AFS of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by FMC when shares are redeemed or repurchased, financial institutions may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


                          NET ASSET VALUE DETERMINATION

         In accordance with the current rules and regulations of the SEC, the net asset value of a share of each Fund is determined once daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern
Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading on the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Classes will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued on the basis of prices provided by independent pricing services. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as dividend rate, yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or for which market quotations are not reflective of fair value are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "Purchasing Shares," "Redeeming Shares" and "Pricing of Shares" in the Prospectus.)

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another Fund, subject to the terms and conditions set forth in the Prospectus. If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will generally be treated as a short-term capital gain or loss. In the case of covered options, gain or loss may be long-term.

         Other hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term (taxable at a maximum rate of 20% for non-corporate shareholders) and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

         Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. A shareholder of a Fund electing to use equalization accounting, however, is likely to be taxed on less gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or (b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 20%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and
(4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                             SHAREHOLDER INFORMATION

         This information supplements the discussion in the Funds' Prospectus under the title "Shareholder Information."

         SHARE CERTIFICATES. The Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and FMC are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and FMC may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Taxpayer Identification Number or Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and FMC reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         DIVIDENDS AND DISTRIBUTIONS. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

         Dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

         Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

         Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                            MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

         The Transfer Agent may impose certain copying charges for requests of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Directors will issue semi-annual reports of the transactions of the Funds to the shareholders. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, currently serves as the auditors of each fund.

LEGAL MATTERS

         Legal matters for the Company have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

PRINCIPAL HOLDERS OF SECURITIES

AGGRESSIVE GROWTH

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Aggressive Growth as of February 1, 1999, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:


                                              PERCENT              PERCENT OWNED
NAME AND ADDRESS                              OWNED OF             OF RECORD AND
OF RECORD OWNER                              RECORD ONLY*          BENEFICIALLY
---------------                              ------------          ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith             16.77%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246


-------------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

BLUE CHIP

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Blue Chip as of February 1, 1999, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                              PERCENT              PERCENT OWNED
NAME AND ADDRESS                              OWNED OF             OF RECORD AND
OF RECORD OWNER                              RECORD ONLY*          BENEFICIALLY
---------------                              ------------          ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith             7.97%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith            11.80%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith            17.07%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

CAPITAL DEVELOPMENT

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Capital Development as of February 1, 1999, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                              PERCENT              PERCENT OWNED
NAME AND ADDRESS                              OWNED OF             OF RECORD AND
OF RECORD OWNER                              RECORD ONLY*          BENEFICIALLY
---------------                              ------------          ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith             13.33%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246



--------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                              PERCENT              PERCENT OWNED
NAME AND ADDRESS                              OWNED OF             OF RECORD AND
OF RECORD OWNER                              RECORD ONLY*          BENEFICIALLY
---------------                              ------------          ------------
RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith             16.38%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith             22.22%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

CHARTER

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Charter as of February 1, 1999, and the Institutional Class of Charter as of February 1, 1999, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                              PERCENT              PERCENT OWNED
NAME AND ADDRESS                              OWNED OF             OF RECORD AND
OF RECORD OWNER                              RECORD ONLY*          BENEFICIALLY
---------------                              ------------          ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith             14.12%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance Co.        6.98%                 -0-
401(k) Unit Valuations
Attn: Rod Switzer 2T2
8515 E. Orchard
Englewood, CO 80111




--------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                              PERCENT              PERCENT OWNED
NAME AND ADDRESS                              OWNED OF             OF RECORD AND
OF RECORD OWNER                              RECORD ONLY*          BENEFICIALLY
---------------                              ------------          ------------
RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith              8.56%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith             18.56%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

INSTITUTIONAL CLASS

Commonwealth of Massachusetts                   95.48%                 -0-
One Ashburton Place
12th Floor
Boston, MA  02108

CONSTELLATION

                  To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Constellation as of February 1, 1999, and of the Institutional Class of Constellation as of February 1, 1999, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith             15.73%                 -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246




-----------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                              PERCENT              PERCENT OWNED
NAME AND ADDRESS                              OWNED OF             OF RECORD AND
OF RECORD OWNER                              RECORD ONLY*          BENEFICIALLY
---------------                              ------------          ------------
RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith             7.37%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith            26.96%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

INSTITUTIONAL CLASS

Nationwide Ohio Variable Account               39.10%                  -0-
P.O. Box 182029
Columbus, Ohio 43218

Commonwealth of Massachusetts                  33.83%                  -0-
One Ashburton Place
12th Floor
Boston, MA 02108

Nationwide GPVA                                11.79%                  -0-
P. O. Box 18209
Columbus, OH  43218

LARGE CAP

         AIM provided the initial capitalization of Large Cap and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of that Fund and therefore could be deemed to "control" that Fund as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of the Fund's shares, AIM will cease to control the Fund for purposes of the 1940 Act.

------------------
* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

WEINGARTEN

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Weingarten as of February 1, 1999, and the Institutional Class of Weingarten as of February 1, 1999, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                              PERCENT              PERCENT OWNED
NAME AND ADDRESS                              OWNED OF             OF RECORD AND
OF RECORD OWNER                              RECORD ONLY*          BENEFICIALLY
---------------                              ------------          ------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith            17.79%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Great-West Life and Annuity                     5.34%                  -0-
Insurance Co.
401(K) Unit Valuations
Attn: Rod Switzer 2T2
8515 E. Orchard
Englewood, CO 80111

RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith            10.34%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith            22.64%                  -0-
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

INSTITUTIONAL CLASS

Commonwealth of Massachusetts                  89.77%                  -0-
One Ashburton Place
12th Floor
Boston, MA 02108

Nationwide GPVA                                 6.22%                  -0-
P. O. Box 182029
Columbus, OH 43218

         As of February 1, 1999, the directors/trustees and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each class of Blue Chip, Charter, Weingarten, Constellation, Aggressive Growth, Capital Development and Large Cap.

OTHER INFORMATION

The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Company has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                                    APPENDIX

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

         Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

         Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

MOODY'S

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                             FINANCIAL STATEMENTS











                                      FS

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Equity Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

Houston, Texas
December 4, 1998

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-76.39%

AIR FREIGHT-0.35%

CNF Transportation Inc.                600,000   $   18,150,000
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.53%

UBS A.G. (Switzerland)(a)              100,001       27,425,406
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.52%

BankAmerica Corp.                      500,000       28,718,750
---------------------------------------------------------------
Chase Manhattan Corp. (The)          1,800,000      102,262,500
---------------------------------------------------------------
                                                    130,981,250
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.62%

Comcast Corp.-Class A                  650,000       32,093,750
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.02%

Monsanto Co.                         1,300,000       52,812,500
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.62%

Lucent Technologies, Inc.              400,000       32,075,000
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.31%

Compaq Computer Corp.(b)               798,000       25,236,750
---------------------------------------------------------------
Dell Computer Corp.(a)                 650,000       42,656,250
---------------------------------------------------------------
International Business Machines
  Corp.                                350,000       51,953,125
---------------------------------------------------------------
                                                    119,846,125
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.58%

Ascend Communications, Inc.(a)         400,000       19,300,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)               1,000,000       63,000,000
---------------------------------------------------------------
                                                     82,300,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.30%

BMC Software, Inc.(a)                  400,000       19,225,000
---------------------------------------------------------------
Computer Sciences Corp.(a)             500,000       26,375,000
---------------------------------------------------------------
Compuware Corp.(a)                     300,000       16,256,250
---------------------------------------------------------------
HBO & Co.                            1,000,000       26,250,000
---------------------------------------------------------------
Microsoft Corp.(a)                   1,000,000      105,875,000
---------------------------------------------------------------
Novell, Inc.(a)                      2,000,000       29,750,000
---------------------------------------------------------------
                                                    223,731,250
---------------------------------------------------------------

CONSUMER FINANCE-1.74%

Household International, Inc.          500,000       18,281,250
---------------------------------------------------------------
MBNA Corp.                             800,000       18,250,000
---------------------------------------------------------------
Providian Financial Corp.(b)           678,000       53,816,250
---------------------------------------------------------------
                                                     90,347,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
DISTRIBUTORS (FOOD & HEALTH)-0.83%

Bergen Brunswig Corp.-Class A          300,000   $   14,643,750
---------------------------------------------------------------
Cardinal Health, Inc.                  300,000       28,368,750
---------------------------------------------------------------
                                                     43,012,500
---------------------------------------------------------------

ELECTRIC COMPANIES-0.72%

Edison International                   700,000       18,462,500
---------------------------------------------------------------
FPL Group, Inc.                        300,000       18,768,750
---------------------------------------------------------------
                                                     37,231,250
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.49%

General Electric Co.                 1,250,000      109,375,000
---------------------------------------------------------------
Honeywell, Inc.                        250,000       19,968,750
---------------------------------------------------------------
                                                    129,343,750
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.32%

Raytheon Co.-Class A                   300,000       16,800,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.51%

Intel Corp.                            300,000       26,756,250
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.37%

Applied Materials, Inc.(a)             550,000       19,078,125
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.95%

American Express Co.                   850,000       75,118,750
---------------------------------------------------------------
Associates First Capital
  Corp.-Class A(b)                     350,000       24,675,000
---------------------------------------------------------------
Citigroup Inc.                       1,500,000       70,593,750
---------------------------------------------------------------
Fannie Mae                           1,000,000       70,812,500
---------------------------------------------------------------
Freddie Mac                          1,400,000       80,500,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                       650,000       42,087,500
---------------------------------------------------------------
SunAmerica, Inc.                       700,000       49,350,000
---------------------------------------------------------------
                                                    413,137,500
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.86%

Abbott Laboratories                    500,000       23,468,750
---------------------------------------------------------------
American Home Products Corp.           500,000       24,375,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               600,000       66,337,500
---------------------------------------------------------------
Johnson & Johnson                      400,000       32,600,000
---------------------------------------------------------------

                                    CHARTER

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DIVERSIFIED)-(CONTINUED)

Warner-Lambert Co.(b)                1,350,000   $  105,806,250
---------------------------------------------------------------
                                                    252,587,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-7.22%

Lilly (Eli) & Co.                      800,000       64,750,000
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       67,625,000
---------------------------------------------------------------
Pfizer Inc.                          1,400,000      150,237,500
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.(b)          1,750,000       92,640,625
---------------------------------------------------------------
                                                    375,253,125
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.66%

Allegiance Corp.                       755,000       28,076,563
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)(b)                           600,000       18,450,000
---------------------------------------------------------------
Baxter International Inc.              300,000       17,981,250
---------------------------------------------------------------
Becton, Dickinson & Co.                600,000       25,275,000
---------------------------------------------------------------
Guidant Corp.                          250,000       19,125,000
---------------------------------------------------------------
Medtronic, Inc.                        450,000       29,250,000
---------------------------------------------------------------
                                                    138,157,813
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.53%

Omnicare, Inc.                         800,000       27,650,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-1.36%

Colgate-Palmolive Co.                  500,000       44,187,500
---------------------------------------------------------------
Procter & Gamble Co. (The)             300,000       26,662,500
---------------------------------------------------------------
                                                     70,850,000
---------------------------------------------------------------

HOUSEWARES-0.48%

Rubbermaid, Inc.                       750,000       24,890,625
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.31%

Ace, Ltd.                              500,000       16,937,500
---------------------------------------------------------------
American International Group, Inc.     600,000       51,150,000
---------------------------------------------------------------
                                                     68,087,500
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.50%

Allstate Corp. (The)                   600,000       25,837,500
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.80%

Merrill Lynch & Co., Inc.              700,000       41,475,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.54%

Franklin Resources, Inc.               744,100       28,136,281
---------------------------------------------------------------

LODGING-HOTELS-1.09%

Carnival Corp.                       1,750,000       56,656,250
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.39%

Ingersoll-Rand Co.                     400,000       20,200,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MANUFACTURING (DIVERSIFIED)-2.64%

Illinois Tool Works Inc.               250,000   $   16,031,250
---------------------------------------------------------------
Tyco International Ltd.              1,650,000      102,196,875
---------------------------------------------------------------
United Technologies Corp.              200,000       19,050,000
---------------------------------------------------------------
                                                    137,278,125
---------------------------------------------------------------

NATURAL GAS-1.43%

El Paso Energy Corp.                   550,000       19,490,625
---------------------------------------------------------------
Enron Corp.                            675,000       35,606,250
---------------------------------------------------------------
Williams Companies, Inc. (The)         700,000       19,206,250
---------------------------------------------------------------
                                                     74,303,125
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.59%

Baker Hughes, Inc.                   1,250,000       27,578,125
---------------------------------------------------------------
Halliburton Co.                        800,000       28,750,000
---------------------------------------------------------------
Schlumberger Ltd.                      500,000       26,250,000
---------------------------------------------------------------
                                                     82,578,125
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.08%

Conoco Inc.-Class A(a)               2,250,000       55,968,750
---------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.61%

Amoco Corp.                            300,000       16,837,500
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New
  York Shares (Netherlands)          1,000,000       49,250,000
---------------------------------------------------------------
Texaco, Inc.                           300,000       17,793,750
---------------------------------------------------------------
                                                     83,881,250
---------------------------------------------------------------

PERSONAL CARE-0.23%

Avon Products, Inc.                    298,900       11,862,594
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.75%

Xerox Corp.                            400,000       38,750,000
---------------------------------------------------------------

PUBLISHING-0.35%

Dow Jones & Co., Inc.                  400,000       18,325,000
---------------------------------------------------------------

RAILROADS-0.40%

Kansas City Southern Industries,
  Inc.                                 542,700       20,961,787
---------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.19%

Crescent Real Estate Equities, Co.     400,000       10,025,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.32%

Lowe's Companies, Inc.                 500,000       16,843,750
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.19%

Ingram Micro, Inc.-Class A(a)(b)       222,200       10,110,100
---------------------------------------------------------------

                                    CHARTER

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DEPARTMENT STORES)-1.31%

Federated Department Stores, Inc.(a)   600,000   $   23,062,500
---------------------------------------------------------------
Kohl's Corp.(a)                        350,000       16,734,375
---------------------------------------------------------------
Saks Inc.(a)                         1,233,300       28,057,575
---------------------------------------------------------------
                                                     67,854,450
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.35%

Family Dollar Stores, Inc.           1,000,000       18,125,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.69%

CVS Corp.(b)                           150,000        6,853,125
---------------------------------------------------------------
Walgreen Co.                           600,000       29,212,500
---------------------------------------------------------------
                                                     36,065,625
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.41%

Dayton Hudson Corp.                  1,000,000       42,375,000
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,200,000       82,800,000
---------------------------------------------------------------
                                                    125,175,000
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.32%

Washington Mutual, Inc.                450,000       16,846,875
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.24%

Service Corp. International            350,000       12,468,750
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.07%

Ceridian Corp.(a)                      325,000       18,646,875
---------------------------------------------------------------
Equifax, Inc.                          475,000       18,376,563
---------------------------------------------------------------
Fiserv, Inc.(a)                        400,000       18,600,000
---------------------------------------------------------------
                                                     55,623,438
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.19%

MCI WorldCom, Inc.(a)(b)             3,000,000      165,750,000
---------------------------------------------------------------

TELEPHONE-2.56%

Ameritech Corp.                        600,000       32,362,500
---------------------------------------------------------------
BellSouth Corp.                        450,000       35,915,625
---------------------------------------------------------------
SBC Communications, Inc.(b)          1,400,000       64,837,500
---------------------------------------------------------------
                                                    133,115,625
---------------------------------------------------------------

TOBACCO-2.95%

Philip Morris Companies, Inc.        3,000,000      153,375,000
---------------------------------------------------------------
    Total Common Stocks (Cost
      $2,927,834,541)                             3,970,191,119
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CONVERTIBLE CORPORATE BONDS & NOTES-12.98%

AUTO PARTS & EQUIPMENT-0.22%

Magna International, Inc., Conv.
  Sub. Deb., 4.875%, 02/15/05     $ 11,000,000   $   11,247,500
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
BROADCASTING (TELEVISION, RADIO & CABLE)-0.30%

Jacor Communications, Inc.,
  Conv. Sr. LYON, 5.50%,
  06/12/11(c)                     $ 20,000,000   $   15,450,000
---------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-1.48%

Comverse Technology, Inc., Conv.
  Sub. Deb., 4.50%, 07/01/05(d)
  (Acquired 06/25/98-10/15/98;
  Cost $17,000,000)                 17,500,000       16,253,125
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Deb., 5.75%,
  07/01/10                          42,250,000       37,708,125
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Notes, 8.75%,
  06/30/00                           1,100,000        2,283,875
---------------------------------------------------------------
Global Telesystems Group, Inc.,
  Conv. Sr. Sub. Notes, 8.75%,
  06/30/00(d) (Acquired
  02/05/98; Cost $13,002,080)       10,000,000       20,762,500
---------------------------------------------------------------
                                                     77,007,625
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.40%

Candescent Technology Corp.,
  Conv. Sr. Sub. Deb., 7.00%,
  05/01/03(d) (Acquired
  04/17/98; Cost $25,000,000)       25,000,000       21,000,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.39%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                   25,000,000       72,218,750
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.58%

America Online, Inc., Conv. Sub.
  Notes, 4.00%, 11/15/02            37,500,000       94,265,625
---------------------------------------------------------------
America Online, Inc., Conv. Sub.
  Notes, 4.00%, 11/15/02(d)
  (Acquired 02/10/98; Cost
  $15,619,768)                      12,500,000       31,421,875
---------------------------------------------------------------
Network Associates, Inc., Conv.
  Sub. Deb., 4.00%, 02/13/18(c)     45,000,000       19,575,000
---------------------------------------------------------------
Platinum Technology, Inc., Conv.
  Sub. Notes, 6.25%, 12/15/02       10,000,000        8,250,000
---------------------------------------------------------------
Platinum Technology, Inc., Conv.
  Sub. Notes, 6.25%, 12/15/02(d)
  (Acquired 12/11/97-01/12/98;
  Cost $9,961,125)                  10,000,000        8,250,000
---------------------------------------------------------------
Veritas Software Corp., Conv.
  Sub. Notes, 5.25%, 11/01/04       17,500,000       24,368,750
---------------------------------------------------------------
                                                    186,131,250
---------------------------------------------------------------

                                    CHARTER

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ELECTRICAL EQUIPMENT-0.48%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06(d)
  (Acquired 10/20/98; Cost
  $20,135,415)                    $ 15,000,000   $   24,806,250
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.29%

Amkor Technology, Inc., Conv.
  Sub Notes, 5.75%, 05/01/03        26,000,000       14,885,000
---------------------------------------------------------------

FOOD-MISC. (DIVERSIFIED)-0.54%

Nestle Holding, Inc., Conv.
  Bond, 3.00%, 06/17/02
  (Switzerland)                     20,000,000       28,110,540
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.62%

Omnicare, Inc., Conv. Bond,
  5.00%, 12/01/07                   10,000,000       10,800,000
---------------------------------------------------------------
Omnicare, Inc., Conv. Sub. Deb.,
  5.00%, 12/01/07(d) (Acquired
  12/04/97; Cost $20,000,000)       20,000,000       21,600,000
---------------------------------------------------------------
                                                     32,400,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.40%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                  25,000,000       20,500,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.55%

Home Depot, Inc., Conv. Sub.
  Notes, 3.25%, 10/01/01            15,000,000       28,500,000
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.49%

Ingram Micro, Inc., Conv. Deb.,
  5.375%, 06/09/18(c)               70,000,000       25,637,500
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.37%

Rite Aid Corp., Conv. Sub.
  Notes, 5.25%, 09/15/02            15,000,000       19,012,500
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.54%

Costco Companies, Inc., Conv.
  Sub. Notes, 3.50%, 08/19/17(c)    40,000,000       28,250,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.43%

Staples Inc., Conv. Sub. Deb.,
  4.50%, 10/01/00(d) (Acquired
  10/23/97-12/30/97; Cost
  $13,054,000)                      10,000,000       22,225,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.39%

Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05                           9,250,000        9,862,813
---------------------------------------------------------------
Affiliated Computer Services,
  Conv. Sub. Notes, 4.00%,
  03/15/05(d) (Acquired
  03/17/98; Cost $10,004,125)       10,000,000       10,662,500
---------------------------------------------------------------
                                                     20,525,313
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
WASTE MANAGEMENT-0.51%

United Waste Systems, Inc.,
  Conv. Sub. Notes, 4.50%,
  06/01/01                        $ 17,500,000   $   26,753,125
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds & Notes (Cost
      $587,314,953)                                 674,660,353
---------------------------------------------------------------

                                     SHARES
CONVERTIBLE PREFERRED STOCKS-5.93%

BROADCASTING (TELEVISION, RADIO & CABLE)-1.65%

Chancellor Media Corp.-$3.00
  Conv. Pfd.                           275,000   $   22,275,000
---------------------------------------------------------------
MediaOne Group, Inc.-$2.25
  Series D Conv. Pfd.                  550,000       47,746,875
---------------------------------------------------------------
MediaOne Group, Inc.-$3.625
  Conv. Pfd.                           300,000       16,162,500
---------------------------------------------------------------
                                                     86,184,375
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.29%

Microsoft Corp.-$2.196 Series A
  Conv. Pfd.                           154,000       15,053,500
---------------------------------------------------------------

ELECTRIC COMPANIES-0.96%

Houston Industries, Inc.-$3.22
  Conv. Pfd.                           615,000       49,853,437
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.31%

McKesson Financing Trust, $2.50
  Conv. Pfd.                           150,000       15,975,000
---------------------------------------------------------------

HOME DECORATION PRODUCTS-0.36%

Newell Financial Trust,
  Inc.-$2.625 Conv. Pfd.               350,000       18,856,250
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.68%

Conseco, Inc.-$4.278 Conv.
  PRIDES                               300,000       35,700,000
---------------------------------------------------------------

LODGING-HOTELS-0.48%

Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                271,700       24,860,550
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.50%

CVS Corp.-$4.23 Conv. Pfd.             300,000       25,800,000
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.15%

Kmart Financing, Inc.-$3.875
  Conv. Pfd.                           140,000        7,761,250
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.28%

TJX Companies, Inc.-$7.00 Series
  E Conv. Pfd.                          35,000       14,348,425
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.27%

AirTouch Communications,
  Inc.-$1.74 Series B Conv. Pfd.       300,000       13,800,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks (Cost $271,494,583)                    308,192,787
---------------------------------------------------------------

                                    CHARTER

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. TREASURY NOTES-1.28%

9.125%, 05/15/99                  $ 20,000,000   $   20,488,800
---------------------------------------------------------------
11.75%, 02/15/01                    40,000,000       46,394,000
---------------------------------------------------------------
    Total U.S. Treasury Notes
      (Cost $68,093,945)                             66,882,800
---------------------------------------------------------------

REPURCHASE AGREEMENT-3.90%(e)

Dresdner Kleinwort, Benson,
  North America LLC, 5.55%,
  11/02/98(f) (Cost
  $202,557,788)                    202,557,788      202,557,788
---------------------------------------------------------------
TOTAL INVESTMENTS-100.48%                         5,222,484,847
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.48%)                               (25,198,413)
---------------------------------------------------------------
NET ASSETS-100.00%                               $5,197,286,434
===============================================================

Abbreviations:

Conv.  - Convertible
Deb.   - Debentures
LYON   - Liquid Yield Option Notes
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sr.    - Senior
Sub.   - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of these securities are subject to call options written. See note 7.
(c) Zero coupon bonds. Interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/98 was $176,981,250, which represented 3.41% of the Fund's net assets.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor for its affiliates.
(f) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.

See Notes to Financial Statements.

                                    CHARTER

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, at market value (cost
  $4,057,295,810)                             $5,222,484,847
------------------------------------------------------------
Receivables for:
  Investments sold                                13,449,956
------------------------------------------------------------
  Capital stock sold                               5,474,436
------------------------------------------------------------
  Dividends and interest                          15,664,282
------------------------------------------------------------
Investment for deferred compensation plan             62,521
------------------------------------------------------------
Other assets                                         133,187
------------------------------------------------------------
      Total assets                             5,257,269,229
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           36,176,235
------------------------------------------------------------
  Capital stock reacquired                         9,083,225
------------------------------------------------------------
  Deferred compensation                               62,521
------------------------------------------------------------
Options written (premiums received
  $8,091,351)                                      8,480,263
------------------------------------------------------------
Accrued advisory fees                              2,504,651
------------------------------------------------------------
Accrued administrative services fees                  12,550
------------------------------------------------------------
Accrued directors' fees                                4,000
------------------------------------------------------------
Accrued distribution fees                          2,409,172
------------------------------------------------------------
Accrued transfer agent fees                          923,434
------------------------------------------------------------
Accrued operating expenses                           326,744
------------------------------------------------------------
      Total liabilities                           59,982,795
------------------------------------------------------------
Net assets applicable to shares outstanding   $5,197,286,434
============================================================

NET ASSETS:

Class A                                       $3,706,938,087
============================================================
Class B                                       $1,408,687,133
============================================================
Class C                                       $   37,846,445
============================================================
Institutional Class                           $   43,814,769
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    278,255,520
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    106,376,708
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      2,851,068
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      3,265,143
============================================================
Class A:
  Net asset value and redemption price per
    share                                     $        13.32
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.32 divided
    by 94.50%)                                $        14.10
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        13.24
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        13.27
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        13.42
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $827,299 foreign
  withholding tax)                             $ 61,756,240
-----------------------------------------------------------
Interest                                         40,582,343
-----------------------------------------------------------
      Total investment income                   102,338,583
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    31,820,925
-----------------------------------------------------------
Administrative services fees                        152,008
-----------------------------------------------------------
Custodian fees                                      327,507
-----------------------------------------------------------
Directors' fees                                      38,648
-----------------------------------------------------------
Distribution fees-Class A                        11,101,044
-----------------------------------------------------------
Distribution fees-Class B                        12,843,741
-----------------------------------------------------------
Distribution fees-Class C                           216,922
-----------------------------------------------------------
Interest (Note 5)                                   412,451
-----------------------------------------------------------
Transfer agent fees-Class A                       4,902,143
-----------------------------------------------------------
Transfer agent fees-Class B                       2,508,122
-----------------------------------------------------------
Transfer agent fees-Class C                          49,570
-----------------------------------------------------------
Transfer agent fees-Institutional Class               3,895
-----------------------------------------------------------
Other                                             1,138,589
-----------------------------------------------------------
      Total expenses                             65,515,565
-----------------------------------------------------------
Less:   Fees waived by advisor                     (762,337)
-----------------------------------------------------------
      Expenses paid indirectly                     (239,868)
-----------------------------------------------------------
      Net expenses                               64,513,360
-----------------------------------------------------------
Net investment income                            37,825,223
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         204,168,591
-----------------------------------------------------------
  Foreign currencies                                985,214
-----------------------------------------------------------
  Futures contracts                              (3,768,370)
-----------------------------------------------------------
  Option contracts purchased                      2,119,600
-----------------------------------------------------------
  Option contracts written                        2,763,898
-----------------------------------------------------------
                                                206,268,933
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         256,495,600
-----------------------------------------------------------
  Foreign currencies                                 39,913
-----------------------------------------------------------
  Futures contracts                               2,332,675
-----------------------------------------------------------
  Option contracts written                       (3,953,364)
-----------------------------------------------------------
                                                254,914,824
-----------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                   461,183,757
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $499,008,980
===========================================================

See Notes to Financial Statements.

                                    CHARTER

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   37,825,223    $   25,716,155
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     206,268,933       471,905,541
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             254,914,824       453,826,181
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       499,008,980       951,447,877
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (28,039,987)      (29,364,689)
----------------------------------------------------------------------------------------------
  Class B                                                         (3,013,337)       (2,392,475)
----------------------------------------------------------------------------------------------
  Class C                                                            (47,378)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (445,449)         (438,502)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (346,531,949)     (162,219,599)
----------------------------------------------------------------------------------------------
  Class B                                                       (108,856,197)      (34,439,480)
----------------------------------------------------------------------------------------------
  Class C                                                           (819,962)           (2,594)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (3,989,466)       (1,797,486)
----------------------------------------------------------------------------------------------
Net equalization credits (See Note 1):
  Class A                                                                 --           292,768
----------------------------------------------------------------------------------------------
  Class B                                                                 --           189,770
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --             6,698
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        235,195,827       247,700,247
----------------------------------------------------------------------------------------------
  Class B                                                        350,425,592       397,291,935
----------------------------------------------------------------------------------------------
  Class C                                                         32,069,085         5,872,568
----------------------------------------------------------------------------------------------
  Institutional Class                                              3,464,509         4,247,713
----------------------------------------------------------------------------------------------
      Net increase in net assets                                 628,420,268     1,376,394,751
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          4,568,866,166     3,192,471,415
----------------------------------------------------------------------------------------------
  End of period                                               $5,197,286,434    $4,568,866,166
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,821,903,969    $3,199,855,109
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              9,291,857         2,895,981
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    201,250,572       456,189,864
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,164,840,036       909,925,212
----------------------------------------------------------------------------------------------
                                                              $5,197,286,434    $4,568,866,166
==============================================================================================

See Notes to Financial Statements.

                                    CHARTER

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $1,010,651 and undistributed net realized gains decreased by $1,010,651 in order to comply with the requirements of the American Institute of Certified Public Accountants Statements of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
F. Equalization-The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $893,847 from undistributed net investment income to paid-in capital.

                                    CHARTER

    This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.
G. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
I. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
J. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
K. Put options-The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. During the year ended October 31, 1998, AIM waived fees of $762,337. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

                                    CHARTER

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $152,008 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $4,080,187 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $3,312 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $583 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $11,101,044, $12,843,741, and $216,922, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,892,699 from sales of Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $161,792 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $12,926 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $52,292 and $187,576, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $239,868 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BORROWINGS

Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed-upon price and date. Proceeds from reverse repurchase agreements are treated as borrowings. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities will subsequently be repurchased as specified in the agreements. The maximum amount outstanding during the period ended October 31, 1998 was $117,134,000 while borrowings averaged $7,046,827 per day with a weighted average interest rate of 5.85%.
  The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $7,658,867,434 and $7,675,681,041, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                         $1,195,598,611
--------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (60,184,443)
--------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    $1,135,414,168
==============================================================

Cost of investments for tax purposes is $4,087,070,679.

                                    CHARTER

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                        CALL OPTION CONTRACTS
                                      -------------------------
                                       NUMBER
                                         OF          PREMIUMS
                                      CONTRACTS      RECEIVED
                                      ---------     -----------
Beginning of Period                      26,305     $ 5,836,484
---------------------------------------------------------------
Written                                 301,649      69,039,606
---------------------------------------------------------------
Closed                                 (221,962)    (55,174,709)
---------------------------------------------------------------
Exercised                               (31,495)     (6,226,655)
---------------------------------------------------------------
Expired                                 (43,295)     (5,383,375)
---------------------------------------------------------------
End of period                            31,202     $ 8,091,351
===============================================================

Open call option contracts written at October 31, 1998 were as follows:

                                                                          OCTOBER 31,
                                                  NUMBER                     1998         UNREALIZED
                          CONTRACT      STRIKE      OF        PREMIUMS      MARKET      APPRECIATION/
        ISSUE              MONTH        PRICE    CONTRACTS    RECEIVED       VALUE      (DEPRECIATION)
        -----             --------      ------   ---------   ----------   -----------   --------------
Associates First
 Capital Corp.-Class A      Nov          $70       1,000     $  595,980   $  331,250     $   264,730
------------------------------------------------------------------------------------------------------
Associates First
 Capital Corp.-Class A      Nov           75       1,000        520,983      150,000         370,983
------------------------------------------------------------------------------------------------------
Arterial Vascular
 Engineering, Inc.          Nov           35       4,500        586,057      323,437         262,620
------------------------------------------------------------------------------------------------------
CVS Corp                    Nov           43       1,500        623,762      553,125          70,637
------------------------------------------------------------------------------------------------------
Compaq Computer Corp.       Nov           30       7,980        774,033    1,895,250      (1,121,217)
------------------------------------------------------------------------------------------------------
Ingram Micro, Inc.          Nov           45       2,222        798,782      569,388         229,394
------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.          Nov           55       2,500        539,357      414,063         125,294
------------------------------------------------------------------------------------------------------
Pharmacia & Upjohn, Inc.    Nov           50       2,500        648,728      859,375        (210,647)
------------------------------------------------------------------------------------------------------
Providian Financial
 Corp.                      Nov           75       1,000        870,971      681,250         189,721
------------------------------------------------------------------------------------------------------
Providian Financial
 Corp.                      Nov           80       1,500        893,970      571,875         322,095
------------------------------------------------------------------------------------------------------
SBC Communications, Inc.    Nov           45       4,000        513,502      837,500        (323,998)
------------------------------------------------------------------------------------------------------
Warner-Lambert Co.          Nov           70       1,500        725,226    1,293,750        (568,524)
------------------------------------------------------------------------------------------------------
                                                             $8,091,351   $8,480,263     $  (388,912)
======================================================================================================

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                   1998                          1997
                       ----------------------------   --------------------------
                          SHARES          AMOUNT        SHARES         AMOUNT
                       -------------   ------------   -----------   ------------
Sold
  Class A                 65,753,775   $868,543,898    64,563,425   $804,527,781
--------------------------------------------------------------------------------
  Class B                 32,991,364    431,938,545    37,105,082    454,511,843
--------------------------------------------------------------------------------
  Class C*                 2,736,777     36,139,093       437,883      6,069,012
--------------------------------------------------------------------------------
  Institutional Class        568,334      7,594,968       600,091      7,589,130
--------------------------------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                 29,328,588    355,378,824    16,507,011    181,612,880
--------------------------------------------------------------------------------
  Class B                  8,807,895    105,930,618     3,210,439     35,080,359
--------------------------------------------------------------------------------
  Class C*                    67,166        810,828           159          2,155
--------------------------------------------------------------------------------
  Institutional Class        351,483      4,295,496       193,613      2,149,460
--------------------------------------------------------------------------------
Reacquired:
  Class A                (75,327,509)  (988,726,895)  (59,039,148)  (738,440,414)
--------------------------------------------------------------------------------
  Class B                (14,417,738)  (187,443,571)   (7,456,466)   (92,300,267)
--------------------------------------------------------------------------------
  Class C*                  (376,288)    (4,880,836)      (14,629)      (198,599)
--------------------------------------------------------------------------------
  Institutional Class       (636,014)    (8,425,955)     (445,517)    (5,490,877)
--------------------------------------------------------------------------------
                          49,847,833   $621,155,013    55,661,943   $655,112,463
================================================================================

* Class C commenced sales on August 4, 1997.

                                    CHARTER

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                                               1998       1997       1996       1995       1994
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 13.48    $ 11.24    $ 10.66    $  8.93    $  9.48
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income                                        0.18       0.16       0.24       0.23       0.25
------------------------------------------------------------  -------    -------    -------    -------    -------
    Net gains (losses) on securities (both realized and
     unrealized)                                                 1.24       2.91       1.44       2.07      (0.44)
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total from investment operations                        1.42       3.07       1.68       2.30      (0.19)
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions:
    Dividends from net investment income                        (0.14)     (0.16)     (0.20)     (0.24)     (0.20)
------------------------------------------------------------  -------    -------    -------    -------    -------
    Distributions from net realized gains                       (1.34)     (0.67)     (0.90)     (0.33)     (0.16)
------------------------------------------------------------  -------    -------    -------    -------    -------
         Total distributions                                    (1.48)     (0.83)     (1.10)     (0.57)     (0.36)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $ 13.42    $ 13.48    $ 11.24    $ 10.66    $  8.93
============================================================  =======    =======    =======    =======    =======
Total return                                                    11.69%     29.05%     17.29%     27.45%     (2.02)%
============================================================  =======    =======    =======    =======    =======
Net assets, end of period (000s omitted)                      $43,815    $40,191    $29,591    $25,538    $21,840
============================================================  =======    =======    =======    =======    =======
Ratio of expenses (exclusive of interest) to average net
  assets(a)                                                      0.66%(b)   0.67%      0.69%      0.74%      0.73%
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(c)          1.37%(b)   1.21%      2.24%      1.98%      2.76%
============================================================  =======    =======    =======    =======    =======
Portfolio turnover rate                                           154%       170%       164%       161%       126%
============================================================  =======    =======    =======    =======    =======
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)         --         --         --         --         --
============================================================  =======    =======    =======    =======    =======
Average amount of debt outstanding during the period (000s
  omitted)(d)                                                 $    60         --         --         --         --
============================================================  =======    =======    =======    =======    =======
Average number of shares outstanding during the period (000s
  omitted)(d)                                                   3,239         --         --         --         --
============================================================  =======    =======    =======    =======    =======
Average amount of debt per share during the period            $0.0184         --         --         --         --
============================================================  =======    =======    =======    =======    =======

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.68% and 0.70% for 1998-1996.

(b) Ratios are based on average net assets of $42,933,721.

(c) After fee waivers and/or expense reimbursements. Ratios of net investment income prior to fee waivers and/or expense reimbursements were 1.36%, 1.20% and 2.23% for 1998-1996.

(d) Averages computed on a daily basis.

                                    CHARTER

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Equity Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

Houston, Texas
December 4, 1998

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                    MARKET
                                    SHARES           VALUE
DOMESTIC COMMON STOCKS-91.01%

AEROSPACE/DEFENSE-0.60%

AAR Corp.                           1,000,000   $    23,125,000
---------------------------------------------------------------
BE Aerospace, Inc.(a)                 500,000        10,750,000
---------------------------------------------------------------
Gulfstream Aerospace Corp.(a)         400,000        17,700,000
---------------------------------------------------------------
Sundstrand Corp.                      557,400        26,162,963
---------------------------------------------------------------
                                                     77,737,963
---------------------------------------------------------------

AIRLINES-0.15%

Southwest Airlines Co.                900,000        19,068,750
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.39%

Danaher Corp.                       1,250,000        49,921,875
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.29%

Northern Trust Corp.                  500,000        36,875,000
---------------------------------------------------------------

BANKS (REGIONAL)-2.54%

AmSouth Bancorporation                750,000        30,046,875
---------------------------------------------------------------
First Tennessee National Corp.        510,200        16,166,963
---------------------------------------------------------------
Golden State Bancorp, Inc.(a)       1,350,000        25,903,125
---------------------------------------------------------------
Hibernia Corp.-Class A              1,250,000        20,859,375
---------------------------------------------------------------
Mercantile Bankshares Corp.           500,000        16,312,500
---------------------------------------------------------------
North Fork Bancorporation, Inc.     2,500,000        49,687,500
---------------------------------------------------------------
Star Banc Corp.                     1,575,000       119,109,375
---------------------------------------------------------------
TCF Financial Corp.                 1,000,000        23,562,500
---------------------------------------------------------------
Zions Bancorp                         500,000        26,531,250
---------------------------------------------------------------
                                                    328,179,463
---------------------------------------------------------------

BIOTECHNOLOGY-0.71%

Biogen, Inc.(a)                     1,000,000        69,500,000
---------------------------------------------------------------
Curative Health Services,
  Inc.(a)(b)                          795,000        21,663,750
---------------------------------------------------------------
                                                     91,163,750
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-2.08%

Chancellor Media Corp.(a)             280,002        10,745,077
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                             800,000        36,450,000
---------------------------------------------------------------
Comcast Corp.-Class A               1,500,000        74,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class A(a)   500,000        27,437,500
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)          501,000        20,603,625
---------------------------------------------------------------
Liberty Media Group(a)              1,500,000        57,093,750
---------------------------------------------------------------
Univision Communications Inc.(a)    1,465,400        43,229,300
---------------------------------------------------------------
                                                    269,621,752
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
COMMUNICATIONS EQUIPMENT-1.49%

Andrew Corp.(a)                       563,400   $     9,225,675
---------------------------------------------------------------
Comverse Technology, Inc.(a)          850,000        39,100,000
---------------------------------------------------------------
General Instrument Corp.(a)         2,000,000        51,375,000
---------------------------------------------------------------
Global TeleSystems Group, Inc.(a)   1,176,400        47,129,525
---------------------------------------------------------------
QUALCOMM, Inc.(a)                     586,000        32,596,250
---------------------------------------------------------------
Tellabs, Inc.(a)                      250,000        13,750,000
---------------------------------------------------------------
                                                    193,176,450
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.94%

Apple Computer, Inc.(a)               750,000        27,843,750
---------------------------------------------------------------
Comdisco, Inc.                      4,200,000        64,837,500
---------------------------------------------------------------
Dell Computer Corp.(a)              2,400,000       157,500,000
---------------------------------------------------------------
Gateway 2000, Inc.(a)               1,500,000        83,718,750
---------------------------------------------------------------
IDX Systems Corp.(a)                  670,800        28,425,150
---------------------------------------------------------------
Micron Electronics, Inc.(a)           884,000        18,508,750
---------------------------------------------------------------
                                                    380,833,900
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.54%

Ascend Communications, Inc.(a)      3,500,000       168,875,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)                525,000        33,075,000
---------------------------------------------------------------
3Com Corp.(a)                       3,500,000       126,218,750
---------------------------------------------------------------
                                                    328,168,750
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.11%

Adaptec, Inc.(a)                      987,500        15,985,156
---------------------------------------------------------------
EMC Corp.(a)                        2,400,000       154,500,000
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                           1,000,000        69,937,500
---------------------------------------------------------------
Seagate Technology , Inc.(a)        1,250,000        32,968,750
---------------------------------------------------------------
                                                    273,391,406
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-10.97%

America Online, Inc.                1,564,700       198,814,693
---------------------------------------------------------------
Aspect Development, Inc.(a)           976,000        30,835,500
---------------------------------------------------------------
BMC Software, Inc.(a)               3,500,000       168,218,750
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)     1,250,000        26,718,750
---------------------------------------------------------------
Citrix Systems, Inc.(a)             1,500,000       106,312,500
---------------------------------------------------------------
Computer Sciences Corp.(a)            750,000        39,562,500
---------------------------------------------------------------
Compuware Corp.(a)                  2,500,000       135,468,750
---------------------------------------------------------------
Concord EFS, Inc.(a)                4,780,100       136,232,850
---------------------------------------------------------------
Electronic Arts, Inc.(a)              500,000        20,562,500
---------------------------------------------------------------
HBO & Co.                           1,000,000        26,250,000
---------------------------------------------------------------
Intuit, Inc.(a)                       725,000        36,612,500
---------------------------------------------------------------
J.D. Edwards & Co.(a)               1,050,000   $    34,387,500
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Learning Company, Inc. (The)(a)     2,000,000   $    51,625,000
---------------------------------------------------------------
Microsoft Corp.(a)                    300,000        31,762,500
---------------------------------------------------------------
Network Associates, Inc.(a)           704,700        29,949,750
---------------------------------------------------------------
Parametric Technology Co.(a)        2,500,000        41,562,500
---------------------------------------------------------------
Sterling Commerce, Inc.(a)          1,450,000        51,112,500
---------------------------------------------------------------
Sterling Software, Inc.(a)          1,250,000        32,734,375
---------------------------------------------------------------
Synopsys, Inc.(a)                   1,500,000        67,875,000
---------------------------------------------------------------
Veritas Software Corp.(a)             859,700        43,092,463
---------------------------------------------------------------
Wind River Systems(a)               1,000,000        43,812,500
---------------------------------------------------------------
Yahoo! Inc.(a)                        500,000        65,421,875
---------------------------------------------------------------
                                                  1,418,925,256
---------------------------------------------------------------

CONSUMER FINANCE-2.28%

Capital One Financial Corp.           800,000        81,400,000
---------------------------------------------------------------
Countrywide Credit Industries, Inc.   636,900        27,506,118
---------------------------------------------------------------
MBNA Corp.                          1,875,000        42,773,438
---------------------------------------------------------------
Providian Financial Corp.           1,304,000       103,505,000
---------------------------------------------------------------
SLM Holding Corp.                   1,000,000        40,062,500
---------------------------------------------------------------
                                                    295,247,056
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.30%

Action Performance Companies,
  Inc.(a)                             500,000        14,937,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)             806,200        22,271,275
---------------------------------------------------------------
                                                     37,208,775
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-2.70%

Bergen Brunswig Corp.-Class A       1,000,000        48,812,500
---------------------------------------------------------------
Cardinal Health, Inc.               1,445,445       136,684,892
---------------------------------------------------------------
JP Foodservice, Inc.                  547,900        26,025,250
---------------------------------------------------------------
McKesson Corp.                      1,422,400       109,524,800
---------------------------------------------------------------
Patterson Dental Co.(a)                18,500           763,125
---------------------------------------------------------------
SUPERVALU, INC                      1,125,900        27,021,600
---------------------------------------------------------------
                                                    348,832,167
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.55%

American Power Conversion
  Corp.(a)                          2,000,000        84,875,000
---------------------------------------------------------------
Sanmina Corp.(a)                      387,400        15,883,400
---------------------------------------------------------------
SCI Systems, Inc.(a)                1,000,000        39,500,000
---------------------------------------------------------------
Solectron Corp.(a)                  1,500,000        85,875,000
---------------------------------------------------------------
Symbol Technologies, Inc.           1,750,000        78,312,500
---------------------------------------------------------------
Uniphase Corp.(a)                     500,000        24,750,000
---------------------------------------------------------------
                                                    329,195,900
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.17%

Arrow Electronics, Inc.(a)          1,000,000        21,812,500
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
ELECTRONICS (INSTRUMENTATION)-0.40%

Perkin-Elmer Corp.                    176,300   $    14,864,293
---------------------------------------------------------------
Waters Corp.(a)                       500,000        36,750,000
---------------------------------------------------------------
                                                     51,614,293
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-3.05%

Altera Corp.(a)                     1,321,400        55,003,275
---------------------------------------------------------------
Linear Technology Corp.             1,000,000        59,625,000
---------------------------------------------------------------
Maxim Integrated Products, Inc.(a)  2,000,000        71,375,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)       2,500,175        67,660,985
---------------------------------------------------------------
Micron Technology, Inc.(a)          1,750,000        66,500,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                 1,000,000        44,875,000
---------------------------------------------------------------
Xilinx, Inc.(a)                       650,000        29,026,563
---------------------------------------------------------------
                                                    394,065,823
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.57%

FINOVA Group, Inc.                    706,400        34,437,000
---------------------------------------------------------------
MGIC Investment Corp.               1,000,000        39,000,000
---------------------------------------------------------------
                                                     73,437,000
---------------------------------------------------------------

FOODS-0.36%

Earthgrains Co. (The)                 260,300         7,809,000
---------------------------------------------------------------
Quaker Oats Co. (The)                 650,000        38,390,625
---------------------------------------------------------------
                                                     46,199,625
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.30%

Alpharma, Inc.                        254,967         7,059,399
---------------------------------------------------------------
Forest Laboratories, Inc.(a)          750,000        31,359,375
---------------------------------------------------------------
Jones Medical Industries, Inc.(b)   2,350,850        75,961,840
---------------------------------------------------------------
Medicis Pharmaceutical-Class
  A(a)                                826,900        41,448,363
---------------------------------------------------------------
Mylan Laboratories, Inc.            2,500,000        86,093,750
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)     1,000,000        55,625,000
---------------------------------------------------------------
                                                    297,547,727
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.31%

Health Management Associates,
  Inc.-Class A(a)                   4,500,045        80,157,051
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)(b)                1,750,000        89,796,875
---------------------------------------------------------------
                                                    169,953,926
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.47%

HCR Manor Care, Inc.(a)               751,700        24,430,250
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                3,000,000        36,375,000
---------------------------------------------------------------
                                                     60,805,250
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.84%

Express Scripts, Inc.-Class A(a)(b)   700,000        68,381,250
---------------------------------------------------------------
PacifiCare Health Systems,
  Inc.-Class B(a)                     150,000        11,812,500
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
HEALTH CARE (MANAGED CARE)-(CONTINUED)

Trigon Healthcare, Inc.(a)            750,000   $    28,125,000
---------------------------------------------------------------
                                                    108,318,750
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-5.07%

Allegiance Corp.                    2,540,400        94,471,125
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                           1,000,000        30,750,000
---------------------------------------------------------------
Bausch & Lomb Inc.                     59,700         2,488,743
---------------------------------------------------------------
Becton, Dickinson & Co.             3,500,000       147,437,500
---------------------------------------------------------------
Biomet, Inc.                        2,500,000        84,843,750
---------------------------------------------------------------
Boston Scientific Corp.(a)(c)         750,000        40,828,125
---------------------------------------------------------------
Guidant Corp.                       1,708,500       130,700,250
---------------------------------------------------------------
Henry Schein, Inc.(a)                 900,000        34,818,750
---------------------------------------------------------------
Safeskin Corp.(a)                     362,100         8,011,462
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)          500,000        50,812,500
---------------------------------------------------------------
Sybron International Corp.(a)       1,250,000        30,937,500
---------------------------------------------------------------
                                                    656,099,705
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-2.77%

Alza Corp.(a)                       1,200,000        57,450,000
---------------------------------------------------------------
Covance, Inc.(a)                    1,609,600        44,867,600
---------------------------------------------------------------
Lincare Holdings, Inc.(a)           1,000,000        39,937,500
---------------------------------------------------------------
Omnicare, Inc.                      2,950,100       101,962,832
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                             524,200         9,927,037
---------------------------------------------------------------
Quintiles Transnational Corp.(a)    1,000,000        45,250,000
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)  2,417,933        59,239,358
---------------------------------------------------------------
                                                    358,634,327
---------------------------------------------------------------

HOMEBUILDING-0.69%

Clayton Homes, Inc.                 3,090,000        47,701,875
---------------------------------------------------------------
Fleetwood Enterprises, Inc.           750,000        24,187,500
---------------------------------------------------------------
Kaufman and Broad Home Corp.          616,900        17,620,206
---------------------------------------------------------------
                                                     89,509,581
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.65%

Leggett & Platt, Inc.               2,000,000        46,750,000
---------------------------------------------------------------
Maytag Corp.                          750,000        37,078,125
---------------------------------------------------------------
                                                     83,828,125
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.35%

Clorox Co.                            300,000        32,775,000
---------------------------------------------------------------
Dial Corp. (The)                      450,900        12,427,931
---------------------------------------------------------------
                                                     45,202,931
---------------------------------------------------------------

HOUSEWARES-0.17%

Central Garden and Pet Co.(a)         485,500         9,588,625
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
HOUSEWARES-(CONTINUED)

Helen of Troy Ltd.(a)                 846,400   $    12,590,200
---------------------------------------------------------------
                                                     22,178,825
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.16%

AFLAC Inc.                            925,000        35,265,625
---------------------------------------------------------------
Provident Companies, Inc.           1,500,000        43,593,750
---------------------------------------------------------------
ReliaStar Financial Corp.           1,502,500        65,828,281
---------------------------------------------------------------
Torchmark Corp.                       129,200         5,652,500
---------------------------------------------------------------
                                                    150,340,156
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.11%

Progressive Corp.                      96,800        14,253,800
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.04%

Edwards (A.G.), Inc.                  750,000        25,921,875
---------------------------------------------------------------
Lehman Brothers Holdings, Inc.        350,000        13,278,125
---------------------------------------------------------------
Schwab (Charles) Corp.              2,000,000        95,875,000
---------------------------------------------------------------
                                                    135,075,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.46%

T. Rowe Price Associates, Inc.      1,658,600        58,983,963
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.77%

Harley-Davidson, Inc.               2,350,000        91,062,500
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)         400,000         8,400,000
---------------------------------------------------------------
                                                     99,462,500
---------------------------------------------------------------

LODGING-HOTELS-0.10%

Host Marriott Corp.(a)                896,000        12,992,000
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.02%

Applied Power, Inc.-Class A            95,000         2,618,438
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.76%

Corning Inc.                        1,000,000        36,312,500
---------------------------------------------------------------
Crane Co.                             464,550        13,384,846
---------------------------------------------------------------
Hillenbrand Industries, Inc.          500,000        29,593,750
---------------------------------------------------------------
Pentair, Inc.                         500,000        18,812,500
---------------------------------------------------------------
                                                     98,103,596
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.15%

Avery Dennison Corp.                  471,000        19,517,063
---------------------------------------------------------------

NATURAL GAS-0.80%

El Paso Energy Corp.                1,500,000        53,156,250
---------------------------------------------------------------
KN Energy, Inc.                     1,000,000        49,687,500
---------------------------------------------------------------
                                                    102,843,750
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.27%

Herman Miller, Inc.                 1,100,000        24,268,750
---------------------------------------------------------------


                                     FS-17
                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
OFFICE EQUIPMENT & SUPPLIES-(CONTINUED)

HON INDUSTRIES, Inc.                  529,000   $    11,208,187
---------------------------------------------------------------
                                                     35,476,937
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.04%

Baker Hughes, Inc.                  2,000,000        44,125,000
---------------------------------------------------------------
BJ Services Co.(a)                  1,500,000        30,656,250
---------------------------------------------------------------
Cooper Cameron Corp.(a)             1,500,000        52,125,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.     1,000,000        30,687,500
---------------------------------------------------------------
Global Industries Ltd.(a)           2,450,000        23,581,250
---------------------------------------------------------------
Rowan Companies, Inc.(a)            2,000,000        29,125,000
---------------------------------------------------------------
Transocean Offshore Inc.              500,000        18,468,750
---------------------------------------------------------------
Varco International, Inc.(a)(b)     3,225,000        34,870,312
---------------------------------------------------------------
                                                    263,639,062
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.44%

Apache Corp.                        1,500,000        42,468,750
---------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)  1,750,000        14,218,750
---------------------------------------------------------------
                                                     56,687,500
---------------------------------------------------------------

PERSONAL CARE-0.26%

Rexall Sundown, Inc.(a)             1,891,800        33,934,163
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.32%

AES Corp.(a)                        1,000,000        40,937,500
---------------------------------------------------------------

PUBLISHING-0.38%

McGraw-Hill Companies, Inc.
  (The)                               550,000        49,465,625
---------------------------------------------------------------

RAILROADS-0.37%

Kansas City Southern Industries,
  Inc.                              1,250,000        48,281,250
---------------------------------------------------------------

RESTAURANTS-1.58%

Brinker International, Inc.(a)      2,000,000        48,375,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)         1,125,000        38,953,125
---------------------------------------------------------------
Papa John's International, Inc.(a)    689,300        26,171,859
---------------------------------------------------------------
Starbucks Corp.(a)                  1,000,000        43,375,000
---------------------------------------------------------------
Tricon Global Restaurants, Inc.(a)  1,100,000        47,850,000
---------------------------------------------------------------
                                                    204,724,984
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.33%

Lowe's Companies, Inc.              1,250,000        42,109,375
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.90%

Best Buy Co., Inc.(a)                 500,000        24,000,000
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)       1,000,000        74,937,500
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)         750,000        34,125,000
---------------------------------------------------------------
Tandy Corp.                         1,250,000        61,953,125
---------------------------------------------------------------
Tech Data Corp.(a)                  1,299,300        51,159,938
---------------------------------------------------------------
                                                    246,175,563
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
RETAIL (DEPARTMENT STORES)-0.46%

Kohl's Corp.(a)                     1,250,000   $    59,765,625
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.27%

Consolidated Stores Corp.(a)        1,000,000        16,437,500
---------------------------------------------------------------
Dollar General Corp.                1,000,000        23,875,000
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)         1,810,600        69,821,262
---------------------------------------------------------------
Family Dollar Stores, Inc.          2,100,000        38,062,500
---------------------------------------------------------------
Ross Stores, Inc.                     500,000        16,250,000
---------------------------------------------------------------
                                                    164,446,262
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.80%

Rite Aid Corp.                      2,600,040       103,189,088
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.62%

Kroger Co.(a)                       2,637,400       146,375,700
---------------------------------------------------------------
Safeway, Inc.(a)                    1,325,000        63,351,563
---------------------------------------------------------------
                                                    209,727,263
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.86%

Dayton Hudson Corp.                   750,000        31,781,250
---------------------------------------------------------------
Fred Meyer, Inc.(a)                 1,500,000        79,968,750
---------------------------------------------------------------
                                                    111,750,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.60%

Bed Bath & Beyond, Inc.(a)          2,750,100        75,799,631
---------------------------------------------------------------
Linens 'N Things, Inc.(a)             285,300         8,826,468
---------------------------------------------------------------
Michaels Stores, Inc.(a)            1,000,000        20,000,000
---------------------------------------------------------------
Office Depot, Inc.(a)               2,000,000        50,000,000
---------------------------------------------------------------
Staples, Inc.(a)                    4,750,000       154,968,750
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)            1,000,000        27,250,000
---------------------------------------------------------------
                                                    336,844,849
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.53%

Abercrombie & Fitch Co.-Class A(a)    795,000        31,551,563
---------------------------------------------------------------
Gap, Inc. (The)                     1,000,000        60,125,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)(b)   2,250,075        54,564,318
---------------------------------------------------------------
TJX Companies, Inc.                 2,700,000        51,131,250
---------------------------------------------------------------
                                                    197,372,131
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.72%

Dime Bancorp, Inc.                  2,541,500        60,519,469
---------------------------------------------------------------
GreenPoint Financial Corp.          1,000,000        32,812,500
---------------------------------------------------------------
                                                     93,331,969
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.89%

Interpublic Group of Companies,
  Inc.                                500,000        29,250,000
---------------------------------------------------------------
Lamar Advertising Co.(a)              450,000        14,048,439
---------------------------------------------------------------
Omnicom Group, Inc.                 2,500,000       123,593,750
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
SERVICES (ADVERTISING/MARKETING)-(CONTINUED)

Outdoor Systems, Inc.(a)            1,500,000   $    33,093,750
---------------------------------------------------------------
Snyder Communications, Inc.(a)      1,250,000        44,609,375
---------------------------------------------------------------
                                                    244,595,314
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.92%

Apollo Group, Inc.(a)               1,000,000        32,125,000
---------------------------------------------------------------
ChoicePoint, Inc.(a)                  467,300        22,079,926
---------------------------------------------------------------
Cintas Corp.                        1,315,900        70,400,650
---------------------------------------------------------------
G & K Services, Inc.-Class A          350,000        16,012,500
---------------------------------------------------------------
IMS Health Inc.                       677,000        45,020,500
---------------------------------------------------------------
Service Corp. International         2,626,500        93,569,062
---------------------------------------------------------------
Stewart Enterprises, Inc.- Class A  2,600,000        59,962,500
---------------------------------------------------------------
Viad Corp.                          1,382,400        37,929,600
---------------------------------------------------------------
                                                    377,099,738
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.23%

Ciber, Inc.(a)                        500,000         9,812,500
---------------------------------------------------------------
Gartner Group, Inc.-Class A(a)      1,300,000        25,837,500
---------------------------------------------------------------
Keane, Inc.(a)                      1,050,000        34,912,500
---------------------------------------------------------------
Policy Management Systems Corp.(a)    474,400        21,555,550
---------------------------------------------------------------
SunGard Data Systems Inc.(a)        2,000,000        67,500,000
---------------------------------------------------------------
                                                    159,618,050
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.36%

Affiliated Computer Services,
  Inc.(a)                           1,000,000        37,000,000
---------------------------------------------------------------
Billing Concepts Corp.(a)           1,596,800        22,554,800
---------------------------------------------------------------
Ceridian Corp.(a)                   1,300,000        74,587,500
---------------------------------------------------------------
CSG Systems International, Inc.(a)    903,100        49,218,950
---------------------------------------------------------------
DST Systems, Inc.(a)                  750,000        37,500,000
---------------------------------------------------------------
Equifax, Inc.                       1,750,000        67,703,125
---------------------------------------------------------------
Fiserv, Inc.(a)                     2,500,000       116,250,000
---------------------------------------------------------------
National Data Corp.                 1,000,200        33,881,775
---------------------------------------------------------------
NOVA Corp.(a)                         893,750        25,807,032
---------------------------------------------------------------
Paychex, Inc.                       2,000,000        99,500,000
---------------------------------------------------------------
                                                    564,003,182
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.23%

Robert Half International, Inc.(a)    750,000        30,093,750
---------------------------------------------------------------

SPECIALTY PRINTING-0.23%

Valassis Communications, Inc.(a)      750,000        29,906,250
---------------------------------------------------------------

TELEPHONE-0.86%

Century Telephone Enterprises,
  Inc.                              1,499,950        85,215,909
---------------------------------------------------------------
Cincinnati Bell, Inc.               1,000,000        25,937,500
---------------------------------------------------------------
                                                    111,153,409
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
TEXTILES (APPAREL)-0.61%

Jones Apparel Group, Inc.(a)        1,250,000   $    21,562,500
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)        1,000,000        20,687,500
---------------------------------------------------------------
Russell Corp.                         912,900        22,423,107
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)               300,000        13,931,250
---------------------------------------------------------------
                                                     78,604,357
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.22%

Shaw Industries, Inc.               1,650,000        28,668,750
---------------------------------------------------------------

WASTE MANAGEMENT-1.53%

Allied Waste Industries, Inc.(a)    2,693,230        58,241,099
---------------------------------------------------------------
Republic Services, Inc.(a)          1,225,000        26,796,876
---------------------------------------------------------------
Waste Management, Inc.              2,500,000       112,812,501
---------------------------------------------------------------
                                                    197,850,476
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $8,593,150,443)                      11,770,399,289
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.90%

CANADA-0.41%

CanWest Global Communications Corp.
  (Broadcasting-Television,
  Radio & Cable)                    1,500,000        17,531,250
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Financial-Diversified)           1,087,500        35,751,562
---------------------------------------------------------------
                                                     53,282,812
---------------------------------------------------------------

FINLAND-1.16%

Nokia Oyj A.B.-Class A-ADR
  (Communications Equipment)        1,610,300       149,858,544
---------------------------------------------------------------

FRANCE-0.09%

Coflexip S.A.-ADR
  (Manufacturing-Specialized)         239,500        11,525,938
---------------------------------------------------------------

IRELAND-0.81%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)    1,500,000       105,093,750
---------------------------------------------------------------

ISRAEL-0.13%

ECI Telecommunications Ltd.
  (Communications Equipment)          500,000        16,562,500
---------------------------------------------------------------

NETHERLANDS-0.14%

Core Laboratories N.V. (Oil &
  Gas-Drilling & Equipment)(a)        800,000        18,050,000
---------------------------------------------------------------

UNITED KINGDOM-0.16%

Stolt Comex Seaway, S.A. (Oil &
  Gas-Exploration
  & Production)(a)(b)               1,150,000        14,662,500
---------------------------------------------------------------

                                 CONSTELLATION

                                                    MARKET
                                    SHARES           VALUE
UNITED KINGDOM-(CONTINUED)

Stolt Comex Seaway, S.A. - ADR
  (Oil & Gas-Exploration &
  Production)(a)                      575,000   $     5,929,687
---------------------------------------------------------------
                                                     20,592,187
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $240,390,852)                                 374,965,731
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT
CONVERTIBLE CORPORATE BONDS-0.39%

COMPUTERS (PERIPHERALS)-0.39%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02 (Cost
  $23,700,075)                   $ 17,500,000        50,553,125
---------------------------------------------------------------
                                       SHARES

WARRANTS-0.04%

BANKS (REGIONAL)-0.04%

Golden State Bancorp,
  Litigation Wts., expiring
  01/01/01 (Cost $5,682,639)        1,000,000         4,875,000
---------------------------------------------------------------

                                  PRINCIPAL
                                    AMOUNT
MASTER NOTE AGREEMENT-1.00%

Merrill Lynch Co. Inc.,
  5.9675%(d)(Cost $129,000,000)  $129,000,000   $   129,000,000
---------------------------------------------------------------

                                  PRINCIPAL         MARKET
                                    AMOUNT           VALUE
REPURCHASE AGREEMENTS-3.28%(e)

Dresdner Kleinwort, Benson,
  North America LLC, 5.55%,
  11/02/98(f)                    $  9,350,759   $     9,350,759
---------------------------------------------------------------
Goldman, Sachs & Co., 5.55%,
  11/02/98(g)                     115,090,451       115,090,451
---------------------------------------------------------------
Salomon Smith Barney, Inc.,
  5.55%(h)                        300,000,000       300,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $424,441,210)                           424,441,210
---------------------------------------------------------------

TIME DEPOSITS-2.09%

Societe Generale Bank, 5.25%,
  11/02/98                        108,141,977       108,141,977
---------------------------------------------------------------
State Street Cayman, 5.00%,
  11/02/98                        161,909,549       161,909,549
---------------------------------------------------------------
    Total Time Deposits (Cost
      $270,051,526)                                 270,051,526
---------------------------------------------------------------
TOTAL INVESTMENTS-100.71%                        13,024,285,881
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(0.71%)               (91,205,266)
---------------------------------------------------------------
NET ASSETS-100.00%                              $12,933,080,615
===============================================================

Notes to Schedule of Investments:


(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/98 was $359,900,845 which represented 2.78% of the Fund's net assets.
(c) A portion of this security is subject to call options written. See Note 8.
(d) Master Note Purchase Agreement may be terminated by either party upon two business days' prior written notice, at which time all amounts outstanding under notes purchased under the Master Note Agreement will become payable. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 10/31/98.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.
(g) Joint repurchase agreement entered into 10/30/98 with a maturing value of $277,128,113. Collateralized by $273,207,000 U.S. Government obligations 5.00% to 9.40% due 11/10/98 to 12/15/43 with an aggregate market value at 10/31/98 of $282,540,300.
(h) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates are redetermined daily. Collateralized by $1,159,504,000 U.S. Government obligations 0% to 10.70% due 11/01/98 to
    07/15/45 with an aggregate market value at 10/31/98 of $1,020,000,062.

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debentures
Sub.  - Subordinated
Wts.  - Warrants

See Notes to Financial Statements.

                                 CONSTELLATION

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
  $9,686,416,745)                            $13,024,285,881
------------------------------------------------------------
Receivables for:
  Investments sold                                81,487,021
------------------------------------------------------------
  Capital stock sold                              25,412,005
------------------------------------------------------------
  Dividends and interest                           2,838,985
------------------------------------------------------------
Investment for deferred compensation plan            142,702
------------------------------------------------------------
Other assets                                          20,271
------------------------------------------------------------
      Total assets                            13,134,186,865
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          131,879,165
------------------------------------------------------------
  Capital stock reacquired                        53,735,073
------------------------------------------------------------
  Deferred compensation                              142,702
------------------------------------------------------------
Options written (premiums received
  $357,644)                                          210,938
------------------------------------------------------------
Accrued advisory fees                              6,134,883
------------------------------------------------------------
Accrued administrative services fees                  26,319
------------------------------------------------------------
Accrued directors' fees                                6,500
------------------------------------------------------------
Accrued distribution fees                          4,590,417
------------------------------------------------------------
Accrued transfer agent fees                        3,529,174
------------------------------------------------------------
Accrued operating expenses                           851,079
------------------------------------------------------------
      Total liabilities                          201,106,250
------------------------------------------------------------
Net assets applicable to shares outstanding  $12,933,080,615
============================================================

NET ASSETS:

Class A                                      $12,391,844,029
============================================================
Class B                                      $   275,675,564
============================================================
Class C                                      $    76,521,669
============================================================
Institutional Class                          $   189,039,353
============================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    470,007,075
============================================================
Class B:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     10,558,108
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                      2,931,610
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,936,768
============================================================
Class A:
  Net asset value and redemption price per
    share                                    $         26.37
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.37
    divided by 94.50%)                       $         27.90
============================================================
Class B:
  Net asset value and offering price per
    share                                    $         26.11
============================================================
Class C:
  Net asset value and offering price per
    share                                    $         26.10
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                          $         27.25
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1998

INVESTMENT INCOME:

Dividends (net of $564,597 foreign
  withholding tax)                            $   40,677,717
------------------------------------------------------------
Interest                                          48,508,823
------------------------------------------------------------
    Total investment income                       89,186,540
------------------------------------------------------------

EXPENSES:

Advisory fees                                     89,630,173
------------------------------------------------------------
Administrative services fees                         295,926
------------------------------------------------------------
Custodian fees                                       637,815
------------------------------------------------------------
Directors' fees                                       96,730
------------------------------------------------------------
Distribution fees-Class A                         41,684,536
------------------------------------------------------------
Distribution fees-Class B                          1,576,409
------------------------------------------------------------
Distribution fees-Class C                            506,546
------------------------------------------------------------
Transfer agent fees-Class A                       24,340,018
------------------------------------------------------------
Transfer agent fees-Class B                          601,845
------------------------------------------------------------
Transfer agent fees-Class C                          169,272
------------------------------------------------------------
Transfer agent fees-Institutional Class               17,618
------------------------------------------------------------
Other                                              1,734,916
------------------------------------------------------------
    Total expenses                               161,291,804
------------------------------------------------------------
Less: Fees waived by advisor                      (3,074,705)
------------------------------------------------------------
    Expenses paid indirectly                        (332,613)
------------------------------------------------------------
    Net expenses                                 157,884,486
------------------------------------------------------------
Net investment income (loss)                     (68,697,946)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          482,260,826
------------------------------------------------------------
  Foreign currencies                               1,025,913
------------------------------------------------------------
  Futures contracts                              (24,781,162)
------------------------------------------------------------
  Option contracts written                           819,195
------------------------------------------------------------
                                                 459,324,772
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                         (664,462,047)
------------------------------------------------------------
  Foreign currencies                                  (1,413)
------------------------------------------------------------
  Futures contracts                               16,400,635
------------------------------------------------------------
  Option contracts written                           146,706
------------------------------------------------------------
                                                (647,916,119)
------------------------------------------------------------
      Net gain (loss) from investment
         securities, foreign currencies,
         futures and option contracts           (188,591,347)
------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $ (257,289,293)
============================================================

See Notes to Financial Statements.

                                 CONSTELLATION

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998                1997
                                                              ---------------     ---------------
OPERATIONS:

  Net investment income (loss)                                $   (68,697,946)    $   (51,626,612)
-------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                      459,324,772       1,046,160,029
-------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies, futures and option
    contracts                                                    (647,916,119)      1,234,273,644
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets resulting from
       operations                                                (257,289,293)      2,228,807,061
-------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (1,023,550,465)       (401,536,883)
-------------------------------------------------------------------------------------------------
  Class B                                                          (2,750,431)                 --
-------------------------------------------------------------------------------------------------
  Class C                                                          (2,040,204)                 --
-------------------------------------------------------------------------------------------------
  Institutional Class                                             (13,510,099)        (10,336,039)
-------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (667,156,467)      1,280,740,251
-------------------------------------------------------------------------------------------------
  Class B                                                         292,437,630                  --
-------------------------------------------------------------------------------------------------
  Class C                                                          60,444,760          22,611,449
-------------------------------------------------------------------------------------------------
  Institutional Class                                              17,436,212        (139,767,829)
-------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets                   (1,595,978,357)      2,980,518,010
-------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          14,529,058,972      11,548,540,962
-------------------------------------------------------------------------------------------------
  End of period                                               $12,933,080,615     $14,529,058,972
=================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,156,848,152     $ 9,520,633,579
-------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (994,714)           (270,243)
-------------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                     439,210,537       1,022,762,877
-------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    3,338,016,640       3,985,932,759
-------------------------------------------------------------------------------------------------
                                                              $12,933,080,615     $14,529,058,972
=================================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class B shares commenced sales on November 3, 1997. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is

                                 CONSTELLATION
     not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, paid in capital was decreased by $66,947,562, undistributed net investment income was increased by $67,973,475 and undistributed net realized gains decreased by $1,025,913 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
H. Covered Call Options -- The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to

                                 CONSTELLATION
     such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
       A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1998, AIM waived fees of $3,074,705. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $295,926 for such services.
  The Fund, pursuant to a transfer agent and shareholder service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $11,110,534 with respect to the Class A, Class B and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $14,933 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $2,685 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A shares, Class B shares and Class C shares paid AIM Distributors $41,684,536, $1,576,409, and $506,546, respectively as compensation under the Plans.
  AIM Distributors received commissions of $5,261,392 from sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $510,316 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $31,902 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $147,814 and $184,799, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $332,613 during the year ended October 31, 1998.

                                 CONSTELLATION

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $10,221,437,067 and $11,626,322,625, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1998, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $3,684,499,221
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (373,354,606)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,311,144,615
==========================================================

Cost of investments for tax purposes is $9,713,141,266.
NOTE 7-CAPITAL STOCK
Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                    1998                             1997
                       ------------------------------   ------------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
                       ------------   ---------------   ------------   ---------------
Sold:
  Class A               271,511,337   $ 7,555,171,888    211,624,665   $ 5,717,830,615
--------------------------------------------------------------------------------------
  Class B*               12,877,388       356,713,527             --                --
--------------------------------------------------------------------------------------
  Class C**               2,960,570        81,123,332        745,655        22,872,597
--------------------------------------------------------------------------------------
  Institutional Class     2,149,830        60,442,629      5,274,034       141,917,489
--------------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                38,633,795       977,878,833     15,529,296       381,406,093
--------------------------------------------------------------------------------------
  Class B*                  104,498         2,643,686             --                --
--------------------------------------------------------------------------------------
  Class C**                  76,723         1,938,518             --                --
--------------------------------------------------------------------------------------
  Institutional Class       494,582        12,886,955        387,258         9,720,186
--------------------------------------------------------------------------------------
Reacquired:
  Class A              (330,045,727)   (9,200,207,188)  (178,999,514)   (4,818,496,457)
--------------------------------------------------------------------------------------
  Class B*               (2,423,778)      (66,919,583)            --                --
--------------------------------------------------------------------------------------
  Class C**                (842,846)      (22,617,090)        (8,492)         (261,148)
--------------------------------------------------------------------------------------
  Institutional Class    (1,977,243)      (55,893,372)   (10,657,023)     (291,405,504)
--------------------------------------------------------------------------------------
                         (6,480,871)  $  (296,837,865)    43,895,879   $ 1,163,583,871
======================================================================================

*Class B Shares commenced sales on November 3, 1997.

**Class C Shares commenced sales on August 4, 1997.

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                        OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF    PREMIUMS
                                     CONTRACTS    RECEIVED
                                     ---------   -----------
Beginning of period                        --             --
-----------------------------------   -------    -----------
Written                                29,238    $ 7,032,081
-----------------------------------   -------    -----------
Closed                                (17,332)    (3,926,728)
-----------------------------------   -------    -----------
Expired                                (6,031)      (484,785)
-----------------------------------   -------    -----------
Exercised                              (4,000)    (2,262,924)
-----------------------------------   -------    -----------
End of Period                           1,875    $   357,644
===================================   =======    ===========

Open call option contracts written at October 31, 1998 were as follows:

                          CONTRACT  STRIKE   NUMBER OF   PREMIUM    OCTOBER 31, 1998    UNREALIZED
ISSUE                      MONTH    PRICE    CONTRACTS   RECEIVED     MARKET VALUE     APPRECIATION
-----                     --------  ------   ---------   --------   ----------------   ------------
Boston Scientific Corp.    Dec. 98   $65       1,875     $357,644       $210,938         $146,706
========================  ========   ===       =====     ========       ========         ========

                                 CONSTELLATION

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                                                1998         1997         1996         1995         1994
                                                              --------     --------     --------     --------     --------
Net asset value, beginning of period                          $  30.00     $  26.01     $  24.05     $  18.49     $  17.13
------------------------------------------------------------  --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income                                             --         0.02         0.04         0.02         0.03
------------------------------------------------------------  --------     --------     --------     --------     --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.65)        4.86         2.67         6.06         1.33
------------------------------------------------------------  --------     --------     --------     --------     --------
    Total from investment operations                             (0.65)        4.88         2.71         6.08         1.36
------------------------------------------------------------  --------     --------     --------     --------     --------
Less distributions:
  Distributions from net realized gains                          (2.10)       (0.89)       (0.75)       (0.52)          --
------------------------------------------------------------  --------     --------     --------     --------     --------
Net asset value, end of period                                $  27.25     $  30.00     $  26.01     $  24.05     $  18.49
============================================================  ========     ========     ========     ========     ========
Total return                                                     (1.85)%      19.42%       11.81%       34.09%        7.94%
============================================================  ========     ========     ========     ========     ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $189,039     $188,109     $293,035     $138,918     $ 39,847
============================================================  ========     ========     ========     ========     ========
Ratio of expenses to average net assets(a)                        0.63%(b)     0.65%        0.66%        0.66%        0.69%
============================================================  ========     ========     ========     ========     ========
Ratio of net investment income (loss) to average net
  assets(c)                                                      (0.01)%(b)    0.06%        0.21%        0.18%        0.36%
============================================================  ========     ========     ========     ========     ========
Portfolio turnover rate                                             76%          67%          58%          45%          79%
============================================================  ========     ========     ========     ========     ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.65%, 0.67%, 0.67%, 0.68% and 0.70% for 1998-1994.
(b) Ratios are based on average net assets of $195,687,140.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) prior to fee waivers and/or expense reimbursements were (0.03)%, 0.04%, 0.20%, 0.16% and 0.35% for 1998-1994.

--------------------------------------------------------------------------------

                                 CONSTELLATION

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
AIM Equity Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.


                                                    KPMG Peat Marwick LLP

Houston, Texas
December 4, 1998

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                     SHARES          VALUE
DOMESTIC COMMON STOCKS-87.33%

BANKS (REGIONAL)-0.46%

North Fork Bancorporation, Inc.      1,600,000   $   31,800,000
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.34%

PepsiCo, Inc.                          702,100       23,695,875
---------------------------------------------------------------

BIOTECHNOLOGY-0.74%

Amgen, Inc.(a)                         650,000       51,065,625
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-5.48%

Chancellor Media Corp.(a)            1,200,000       46,050,000
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            1,030,460       46,950,334
---------------------------------------------------------------
Comcast Corp.-Class A                1,500,000       74,062,500
---------------------------------------------------------------
Cox Communications, Inc.-Class
  A(a)                                 281,400       15,441,825
---------------------------------------------------------------
Jacor Communications, Inc.(a)          925,000       50,875,000
---------------------------------------------------------------
Liberty Media Group(a)                 299,800       11,411,137
---------------------------------------------------------------
MediaOne Group, Inc.(a)                950,500       40,218,031
---------------------------------------------------------------
Tele-Communications, Inc.-Class
  A(a)                               2,200,000       92,675,000
---------------------------------------------------------------
                                                    377,683,827
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.59%

Monsanto Co.                         1,000,000       40,625,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.61%

Lucent Technologies, Inc.(b)           525,000       42,098,438
---------------------------------------------------------------

COMPUTERS (HARDWARE)-4.45%

Dell Computer Corp.(a)(b)            1,700,000      111,562,500
---------------------------------------------------------------
International Business Machines
  Corp.                              1,034,800      153,603,125
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              713,400       41,555,550
---------------------------------------------------------------
                                                    306,721,175
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.91%

Ascend Communications, Inc.(a)       1,444,000       69,673,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 850,000       53,550,000
---------------------------------------------------------------
3Com Corp.(a)                          236,900        8,543,206
---------------------------------------------------------------
                                                    131,766,206
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.90%

EMC Corp.(a)                           959,000       61,735,625
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.75%

America Online, Inc.(a)(b)           1,350,000      171,534,375
---------------------------------------------------------------
BMC Software, Inc.(a)                1,500,000       72,093,750
---------------------------------------------------------------
Cadence Design Systems,
  Inc.(a)(b)                           600,000       12,825,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Computer Sciences Corp.(a)(b)          685,500   $   36,160,125
---------------------------------------------------------------
Compuware Corp.(a)                   1,100,000       59,606,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                 1,013,300       28,879,050
---------------------------------------------------------------
HBO & Co.                            1,200,000       31,500,000
---------------------------------------------------------------
Microsoft Corp.(a)                   2,166,500      229,378,188
---------------------------------------------------------------
Unisys Corp.(a)                      1,150,000       30,618,750
---------------------------------------------------------------
                                                    672,595,488
---------------------------------------------------------------

CONSUMER FINANCE-0.50%

Providian Financial Corp.              434,500       34,488,437
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-2.32%

AmeriSource Health Corp.-Class
  A(a)                                 600,000       31,462,500
---------------------------------------------------------------
Cardinal Health, Inc.                1,000,000       94,562,500
---------------------------------------------------------------
McKesson Corp.                         149,600       11,519,200
---------------------------------------------------------------
Sysco Corp.                            835,700       22,511,668
---------------------------------------------------------------
                                                    160,055,868
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.68%

AMP Inc.(b)                          1,000,000       41,062,500
---------------------------------------------------------------
General Electric Co.                   912,100       79,808,750
---------------------------------------------------------------
SCI Systems, Inc.(a)                   612,800       24,205,600
---------------------------------------------------------------
Symbol Technologies, Inc.              885,450       39,623,887
---------------------------------------------------------------
                                                    184,700,737
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.49%

Altera Corp.(a)                        266,100       11,076,413
---------------------------------------------------------------
Intel Corp.                            898,000       80,090,375
---------------------------------------------------------------
Xilinx, Inc.(a)                        255,700       11,418,603
---------------------------------------------------------------
                                                    102,585,391
---------------------------------------------------------------

ENTERTAINMENT-0.83%

Time Warner, Inc.                      408,800       37,941,750
---------------------------------------------------------------
Viacom, Inc.-Class B(a)                326,500       19,549,187
---------------------------------------------------------------
                                                     57,490,937
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.83%

American Express Co.                   400,000       35,350,000
---------------------------------------------------------------
Citigroup, Inc.                        405,050       19,062,666
---------------------------------------------------------------
Federal National Mortgage
  Association                        1,340,700       94,938,319
---------------------------------------------------------------
Freddie Mac                          2,725,000      156,687,500
---------------------------------------------------------------
Heller Financial, Inc.                 965,400       23,169,600
---------------------------------------------------------------

                                     FS-28

                                   WEINGARTEN

                                                     MARKET
                                     SHARES          VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

MBIA, Inc.                           1,375,000   $   84,046,875
---------------------------------------------------------------
MGIC Investment Corp.                1,127,940       43,989,660
---------------------------------------------------------------
SunAmerica, Inc.                     1,175,000       82,837,500
---------------------------------------------------------------
                                                    540,082,120
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-6.39%

Abbott Laboratories                  1,287,400       60,427,338
---------------------------------------------------------------
American Home Products Corp.           390,200       19,022,250
---------------------------------------------------------------
Bristol-Myers Squibb Co.(b)          1,836,100      203,003,806
---------------------------------------------------------------
Johnson & Johnson                      500,000       40,750,000
---------------------------------------------------------------
Warner-Lambert Co.                   1,495,000      117,170,625
---------------------------------------------------------------
                                                    440,374,019
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.03%

ICN Pharmaceuticals, Inc.            1,310,200       30,625,925
---------------------------------------------------------------
Mylan Laboratories, Inc.             1,350,000       46,490,625
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)      1,130,600       62,889,625
---------------------------------------------------------------
                                                    140,006,175
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-7.92%

Lilly (Eli) & Co.                    1,498,900      121,317,219
---------------------------------------------------------------
Merck & Co., Inc.                      525,000       71,006,250
---------------------------------------------------------------
Pfizer, Inc.                         1,316,800      141,309,100
---------------------------------------------------------------
Pharmacia & Upjohn, Inc.             2,615,000      138,431,563
---------------------------------------------------------------
Schering-Plough Corp.(b)               717,200       73,781,950
---------------------------------------------------------------
                                                    545,846,082
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.09%

Universal Health Services,
  Inc.-Class B(a)                      114,000        5,849,625
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.17%

HEALTHSOUTH Corp.(a)                   985,300       11,946,763
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-4.84%

Baxter International, Inc.           1,000,000       59,937,500
---------------------------------------------------------------
Becton, Dickinson & Co.              3,160,400      133,131,850
---------------------------------------------------------------
Biomet, Inc.                         1,098,500       37,280,343
---------------------------------------------------------------
Guidant Corp.                          850,000       65,025,000
---------------------------------------------------------------
Stryker Corp.                          684,900       28,722,993
---------------------------------------------------------------
Sybron International Corp.(a)          393,200        9,731,700
---------------------------------------------------------------
                                                    333,829,386
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.06%

Furniture Brands International,
  Inc.(a)(b)                           191,800        4,123,700
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.66%

Dial Corp. (The)                       574,700       15,840,169
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HOUSEHOLD PRODUCTS (NON-DURABLES)-(CONTINUED)

Procter & Gamble Co. (The)             330,000   $   29,328,750
---------------------------------------------------------------
                                                     45,168,919
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.71%

Equitable Companies, Inc.              670,000       32,830,000
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         389,500       16,164,250
---------------------------------------------------------------
                                                     48,994,250
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.41%

American International Group,
  Inc.                                 330,000       28,132,500
---------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.42%

Paine Webber Group, Inc.               875,000       29,257,813
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.94%

Franklin Resources, Inc.               900,000       34,031,250
---------------------------------------------------------------
T. Rowe Price Associates, Inc.         867,100       30,836,244
---------------------------------------------------------------
                                                     64,867,494
---------------------------------------------------------------

LODGING-HOTELS-1.76%

Carnival Corp.                       3,750,000      121,406,250
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.72%

Tyco International Ltd.                800,000       49,550,000
---------------------------------------------------------------

NATURAL GAS-0.47%

Enron Corp.                            620,000       32,705,000
---------------------------------------------------------------

PERSONAL CARE-0.42%

Avon Products, Inc.                    729,600       28,956,000
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.84%

Home Depot, Inc. (The)               2,800,000      121,800,000
---------------------------------------------------------------
Lowe's Companies, Inc.               2,200,000       74,112,500
---------------------------------------------------------------
                                                    195,912,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.97%

Best Buy Co., Inc.(a)                  775,000       37,200,000
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)          648,200       29,493,100
---------------------------------------------------------------
                                                     66,693,100
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.28%

Saks, Inc.(a)                          855,700       19,467,175
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.14%

Ross Stores, Inc.                      300,000        9,750,000
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.95%

CVS Corp.                              700,000       31,981,250
---------------------------------------------------------------

                                   WEINGARTEN

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DRUG STORES)-(CONTINUED)

Rite Aid Corp.                         848,500   $   33,674,844
---------------------------------------------------------------
                                                     65,656,094
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.17%

Albertson's, Inc.                      154,000        8,556,625
---------------------------------------------------------------
Kroger Co.(a)                        1,000,000       55,500,000
---------------------------------------------------------------
Safeway, Inc.(a)                       340,600       16,284,937
---------------------------------------------------------------
                                                     80,341,562
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-2.08%

Costco Companies, Inc.(a)(b)           725,000       41,143,750
---------------------------------------------------------------
Dayton Hudson Corp.                    670,000       28,391,250
---------------------------------------------------------------
Wal-Mart Stores, Inc.                1,075,000       74,175,000
---------------------------------------------------------------
                                                    143,710,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-2.10%

Office Depot, Inc.(a)                2,850,000       71,250,000
---------------------------------------------------------------
Staples, Inc.(a)                     2,250,000       73,406,250
---------------------------------------------------------------
                                                    144,656,250
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.54%

Gap, Inc. (The)                        625,000       37,578,125
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-1.00%

Outdoor Systems, Inc.(a)             3,131,625       69,091,477
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.34%

Service Corp. International            650,000       23,156,250
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.48%

Keane, Inc.(a)                       1,000,000       33,250,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.21%

Equifax, Inc.                        1,332,300       51,543,356
---------------------------------------------------------------
Fiserv, Inc.(a)                        690,600       32,112,900
---------------------------------------------------------------
                                                     83,656,256
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-4.34%

MCI WorldCom, Inc.(a)                5,410,965      298,955,816
---------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $4,374,224,596)                       6,022,079,330
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
DOMESTIC CONVERTIBLE BONDS & NOTES-0.26%

RETAIL (DEPARTMENT STORES)-0.26%

Saks Holdings, Inc., Conv. Sub.
  Notes, 5.50%, 09/15/06 (Cost
  $18,304,125)                    $ 18,350,000   $   18,235,313
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN BONDS & NOTES-0.61%

SWITZERLAND-0.61%

Nestle Holding Inc. (Foods),
  Conv. Bond, 3.00%, 06/17/02
  (Cost $40,041,900)                30,000,000       42,165,810
---------------------------------------------------------------
                                     SHARES
FOREIGN STOCKS & OTHER EQUITY INTERESTS-4.30%

FRANCE-0.37%

Renault S.A. (Automobiles)             600,000       25,658,570
---------------------------------------------------------------

IRELAND-1.12%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)     1,100,000       77,068,750
---------------------------------------------------------------

ITALY-0.86%

Telecom Italia Mobile S.p.A.
  (Telephone)                        6,000,000       34,868,132
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                        3,333,333       24,106,632
---------------------------------------------------------------
                                                     58,974,764
---------------------------------------------------------------

SWITZERLAND-1.95%

UBS A.G. (Banks-Major
  Regional)(a)                         242,500       66,505,795
---------------------------------------------------------------
Nestle S.A. (Foods)                     32,000       68,034,844
---------------------------------------------------------------
                                                    134,540,639
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $237,913,241)                                 296,242,723
---------------------------------------------------------------
OPTIONS PURCHASED-0.10%

                             NUMBER
                               OF       EXERCISE   EXPIRATION    MARKET
                            CONTRACTS    PRICE        DATE        VALUE
PUTS-0.10%

Cadence Design Systems,
  Inc. (Computers-Software
  & Services)                 6,000      22.50      Nov-98      $1,387,500
-------------------------------------------------------------------------
Lucent Technologies, Inc.
  (Communications
  Equipment)                  3,625      95.00      Jan-99      5,709,375
-------------------------------------------------------------------------

    Total Options
      Purchased (Cost
      $3,914,290)                                               7,096,875
-------------------------------------------------------------------------

                                   WEINGARTEN

                               PRINCIPAL        MARKET
                                AMOUNT           VALUE
U.S. TREASURY BILLS-1.94%(c)

  3.998%, 12/24/98 (Cost
    $133,693,439)           $134,435,000(d) $133,693,439
--------------------------------------------------------

REPURCHASE AGREEMENTS-6.79%(e)

Bear, Stearns & Co.,
  5.52%(f)                   180,000,000     180,000,000
--------------------------------------------------------
Dresdner Kleinwort,
  Benson, North America
  LLC, 5.55%, 11/2/98(g)      88,091,453      88,091,453
--------------------------------------------------------
SBC Warburg Dillon Read
  Inc., 5.55%, 11/2/98(h)    200,000,000     200,000,000
--------------------------------------------------------
    Total Repurchase
      Agreements (Cost
      $468,091,453)                          468,091,453
--------------------------------------------------------
TOTAL INVESTMENTS-101.33%                 $6,987,604,943
--------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(1.33)%        (91,686,170)
--------------------------------------------------------
TOTAL NET ASSETS-100.00%                  $6,895,918,773
========================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Sub   - Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 8.
(c) U.S. Treasury Bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(e) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates are redetermined daily. Collateralized by $353,825,000 U.S. Government obligations, 0% to 6.745% due 01/15/99 to
    08/03/18 with an aggregate market value at 10/31/98 of $357,771,886.
(g) Joint repurchase agreement entered into 10/30/98 with a maturing value of $300,138,750. Collateralized by $485,457,284 U.S. Government obligations, 0% to 8.50% due 01/07/99 to 08/01/37 with an aggregate market value at 10/31/98 of $306,003,830.
(h) Joint repurchase agreement entered into 10/30/98 with a maturing value of $200,092,500. Collateralized by $339,879,000 U.S. Government obligations, 0% to 8.50% due 07/15/01 to 01/15/30 with an aggregate market value at 10/31/98 of $204,017,333.

See Notes to Financial Statements.

                                   WEINGARTEN

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, at market value (cost
  $5,276,183,044)                         $6,987,604,943
--------------------------------------------------------
Foreign currencies, at value (cost
  $2,570,450)                                  2,565,915
--------------------------------------------------------
Cash                                           3,996,858
--------------------------------------------------------
Receivables for:
  Investments sold                            31,213,312
--------------------------------------------------------
  Capital stock sold                           8,295,922
--------------------------------------------------------
  Dividends and interest                       4,152,383
--------------------------------------------------------
  Variation margin                             1,111,425
--------------------------------------------------------
Investment for deferred compensation
  plan                                           105,518
--------------------------------------------------------
Other assets                                     163,186
--------------------------------------------------------
    Total assets                           7,039,209,462
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       91,742,610
--------------------------------------------------------
  Capital stock reacquired                     6,659,959
--------------------------------------------------------
  Deferred compensation                          105,518
--------------------------------------------------------
Options written (premiums received
  $44,508,416)                                37,381,847
--------------------------------------------------------
Accrued advisory fees                          3,226,589
--------------------------------------------------------
Accrued administrative services fees              16,296
--------------------------------------------------------
Accrued directors' fees                            3,500
--------------------------------------------------------
Accrued distribution fees                      2,769,404
--------------------------------------------------------
Accrued transfer agent fees                      948,313
--------------------------------------------------------
Accrued operating expenses                       436,653
--------------------------------------------------------
    Total liabilities                        143,290,689
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $6,895,918,773
========================================================

NET ASSETS:

Class A                                   $6,094,177,561
========================================================
Class B                                   $  705,750,126
========================================================
Class C                                   $   23,107,031
========================================================
Institutional Class                       $   72,884,055
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                280,643,682
========================================================
Class B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 33,416,157
========================================================
Class C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                  1,093,306
========================================================
Institutional Class:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  3,285,920
========================================================
Class A:
  Net asset value and redemption price
    per share                             $        21.72
--------------------------------------------------------
  Offering price per share:
      (Net asset value of
         $21.72 divided by 94.50%)        $        22.98
========================================================
Class B:
  Net asset value and offering price per
    share                                 $        21.12
========================================================
Class C:
  Net asset value and offering price per
    share                                 $        21.14
========================================================
Institutional Class:
  Net asset value, offering and
    redemption price per share            $        22.18
========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $1,357,955 foreign
  withholding tax)                           $ 49,728,636
---------------------------------------------------------
Interest                                       26,746,186
---------------------------------------------------------
    Total investment income                    76,474,822
---------------------------------------------------------

EXPENSES:

Advisory fees                                  43,574,677
---------------------------------------------------------
Administrative services fees                      179,633
---------------------------------------------------------
Custodian fees                                    667,786
---------------------------------------------------------
Directors' fees                                    45,123
---------------------------------------------------------
Distribution fees-Class A                      18,567,575
---------------------------------------------------------
Distribution fees-Class B                       6,185,890
---------------------------------------------------------
Distribution fees-Class C                         125,198
---------------------------------------------------------
Transfer agent fees-Class A                     7,790,643
---------------------------------------------------------
Transfer agent fees-Class B                     1,316,441
---------------------------------------------------------
Transfer agent fees-Class C                        35,743
---------------------------------------------------------
Transfer agent fees-Institutional Class             6,988
---------------------------------------------------------
Other                                             984,467
---------------------------------------------------------
    Total expenses                             79,480,164
---------------------------------------------------------
Less: Fees waived by advisor                   (2,917,461)
---------------------------------------------------------
    Expenses paid indirectly                     (177,097)
---------------------------------------------------------
    Net expenses                               76,385,606
---------------------------------------------------------
Net investment income                              89,216
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       510,689,133
---------------------------------------------------------
  Foreign currencies                            4,256,163
---------------------------------------------------------
  Futures contracts                             9,427,467
---------------------------------------------------------
  Option contracts purchased                      735,202
---------------------------------------------------------
  Option contracts written                    (10,831,861)
---------------------------------------------------------
                                              514,276,104
---------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                       239,037,008
---------------------------------------------------------
  Foreign currencies                              (41,394)
---------------------------------------------------------
  Futures contracts                             7,020,866
---------------------------------------------------------
  Option contracts purchased                    3,182,585
---------------------------------------------------------
  Option contracts written                      6,509,630
---------------------------------------------------------
                                              255,708,695
---------------------------------------------------------
  Net gain from investment securities,
    foreign currencies, futures and option
    contracts                                 769,984,799
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $770,074,015
=========================================================

                                   WEINGARTEN

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1998 and 1997

                                                                   1998              1997
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $       89,216    $    1,100,893
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                     514,276,104       933,882,009
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             255,708,695       438,536,902
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      770,074,015     1,373,519,804
----------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                 --       (14,688,010)
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --          (444,894)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (864,947,763)     (552,547,910)
----------------------------------------------------------------------------------------------
  Class B                                                        (76,736,323)      (32,151,485)
----------------------------------------------------------------------------------------------
  Class C                                                           (626,936)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (9,231,714)       (6,655,833)
----------------------------------------------------------------------------------------------
Net equalization credits (charges) (See Note 1):
  Class A                                                                 --           436,828
----------------------------------------------------------------------------------------------
  Class B                                                                 --            62,469
----------------------------------------------------------------------------------------------
  Class C                                                                 --                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                     --           (91,147)
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        442,079,076       126,373,106
----------------------------------------------------------------------------------------------
  Class B                                                        240,674,117       166,861,272
----------------------------------------------------------------------------------------------
  Class C                                                         21,194,188         2,401,569
----------------------------------------------------------------------------------------------
  Institutional Class                                             12,302,794        (7,373,537)
----------------------------------------------------------------------------------------------
       Net increase in net assets                                534,781,454     1,055,702,232
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          6,361,137,319     5,305,435,087
----------------------------------------------------------------------------------------------
  End of period                                               $6,895,918,773    $6,361,137,319
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $4,682,377,491    $3,937,446,869
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              4,034,739        28,516,289
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                    484,238,255       925,614,568
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,725,268,288     1,469,559,593
----------------------------------------------------------------------------------------------
                                                              $6,895,918,773    $6,361,137,319
==============================================================================================

See Notes to Financial Statements.

                                   WEINGARTEN

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-

                                   WEINGARTEN
    market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put Options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $4,109,681 and undistributed net realized gains decreased by $4,109,681 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
J. Equalization--The Fund previously followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares. Effective November 1, 1997, the Fund discontinued equalization accounting and reclassified the cumulative equalization credits of $28,680,447 from undistributed net investment income to paid-in capital. This change has no effect on the net assets, the results of operations or the net asset value per share of the Fund.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1998, AIM waived fees of $2,917,461. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

                                   WEINGARTEN

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $179,633 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. On September 20, 1997, the Board of Directors approved appointment of AFS as transfer agent of the Institutional Class effective December 29, 1997. During the year ended October 31, 1998, AFS was paid $4,650,330 with respect to the Class A, Class B, and Class C shares and for the period December 29, 1997 through October 31, 1998, AFS was paid $5,316 with respect to the Institutional Class. Prior to the effective date of the agreement with AFS, the Fund paid A I M Institutional Fund Services, Inc. $952 pursuant to a transfer agency and shareholder services agreement with respect to the Institutional Class for the period November 1, 1997 through December 28, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares paid AIM Distributors $18,567,575, $6,185,890, and $125,198, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,654,675 from sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $55,685 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS and FMC.
  During the year ended October 31, 1998, the Fund paid legal fees of $16,595 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $71,260 and $105,837, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $177,097 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1998 was $7,912,654,088 and $8,399,566,587, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,717,839,274
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (45,966,154)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,671,873,120
==========================================================

Cost of investments for tax purposes is $5,315,731,823.

NOTE 7-FUTURES CONTRACTS

On October 31, 1998, $7,665,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF                          UNREALIZED
      CONTRACTS        CONTRACTS   MONTH/COMMITMENT    APPRECIATION
---------------------  ---------   ----------------   --------------
S&P 500 Index             511        Dec. 98/Buy        $6,756,866
====================================================================

                                   WEINGARTEN

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                              3,000     $  1,216,939
---------------------------------------------------------------------------------------
Written                                                        298,491      124,583,917
---------------------------------------------------------------------------------------
Closed                                                        (159,249)     (64,917,081)
---------------------------------------------------------------------------------------
Exercised                                                      (36,794)      (8,353,416)
---------------------------------------------------------------------------------------
Expired                                                        (29,215)      (8,021,943)
---------------------------------------------------------------------------------------
End of period                                                   76,233     $ 44,508,416
=======================================================================================

Open call option contracts written at October 31, 1998 were as follows:

                                                                                               OCTOBER 31,      UNREALIZED
                                                 CONTRACT   STRIKE   NUMBER OF    PREMIUMS         1998        APPRECIATION
                                                  MONTH     PRICE    CONTRACTS    RECEIVED     MARKET VALUE   (DEPRECIATION)
                     ISSUE                       --------   ------   ---------   -----------   ------------   --------------
America Online, Inc.                             Jan-99        120     3,375     $ 4,922,273   $ 5,906,250     $  (983,977)
----------------------------------------------------------------------------------------------------------------------------
Amp, Inc.                                        Feb-99         35    10,000       6,560,980     8,312,500      (1,751,520)
----------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                         Dec-98        110    13,038       6,498,312     7,170,900        (672,588)
----------------------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.                     Nov-98         25     6,000       1,143,861       262,500         881,361
----------------------------------------------------------------------------------------------------------------------------
Computer Sciences Corp.                          Dec-98         70     6,855       4,770,920       407,015       4,363,905
----------------------------------------------------------------------------------------------------------------------------
Costco Companies, Inc.                           Jan-99         55     7,250       4,411,478     4,168,750         242,728
----------------------------------------------------------------------------------------------------------------------------
Dell Computer Corp.                              Jan-99         70    17,000       9,706,674    10,306,250        (599,576)
----------------------------------------------------------------------------------------------------------------------------
Furniture Brands International, Inc.             Jan-99         20       959         200,904       272,716         (71,812)
----------------------------------------------------------------------------------------------------------------------------
Furniture Brands International, Inc.             Jan-99         25       959         284,813        80,916         203,897
----------------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc.                        Jan-99        110     3,625       3,111,958        90,625       3,021,333
----------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                            Nov-98        110     7,172       2,896,243       403,425       2,492,818
----------------------------------------------------------------------------------------------------------------------------
                                                                      76,233     $44,508,416   $37,381,847     $ 7,126,569
==========================================================================================================================

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                                                          1998                              1997
                                                             ------------------------------    ------------------------------
                                                               SHARES           AMOUNT           SHARES           AMOUNT
                                                             -----------    ---------------    -----------    ---------------
Sold:
  Class A                                                     62,788,326    $ 1,368,867,407     36,066,523    $   748,100,033
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     12,056,594        257,385,548      9,401,446        192,004,936
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                     1,204,025         25,772,311        117,736          2,708,502
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            593,328         13,533,791        377,655          7,900,669
-----------------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                     41,795,514        813,441,370     29,415,559        528,061,835
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,831,332         73,061,374      1,715,350         30,687,644
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        31,251            600,022             --                 --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            456,144          9,035,386        313,585          5,650,803
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                    (79,734,776)    (1,740,229,701)   (56,267,501)    (1,149,788,762)
-----------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,228,997)       (89,772,805)    (2,748,694)       (55,831,308)
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      (246,074)        (5,178,145)       (13,632)          (306,933)
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (458,838)       (10,266,383)      (951,830)       (20,925,009)
-----------------------------------------------------------------------------------------------------------------------------
                                                              38,087,829    $   716,250,175     17,426,197    $   288,262,410
=============================================================================================================================

* Class C shares commenced sales on August 4, 1997.

                                   WEINGARTEN

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during each of the years in the five-year period ended October 31, 1998.

                                   1998        1997        1996        1995        1994
                                  -------     -------    --------    --------    --------
Net asset value, beginning of
  period                          $ 23.05     $ 20.46    $  20.48    $  17.94    $  17.69
--------------------------------  -------     -------    --------    --------    --------
Income from investment
  operations:
  Net investment income              0.10        0.08        0.17        0.10        0.17
--------------------------------  -------     -------    --------    --------    --------
  Net gains on securities (both
    realized and unrealized)         2.43        4.90        2.52        4.35        0.58
--------------------------------  -------     -------    --------    --------    --------
    Total from investment
     operations                      2.53        4.98        2.69        4.45        0.75
--------------------------------  -------     -------    --------    --------    --------
Less distributions:
  Dividends from net investment
    income                             --       (0.15)         --       (0.13)      (0.17)
--------------------------------  -------     -------    --------    --------    --------
  Distributions from net
    realized gains                  (3.40)      (2.24)      (2.71)      (1.78)      (0.33)
--------------------------------  -------     -------    --------    --------    --------
    Total distributions             (3.40)      (2.39)      (2.71)      (1.91)      (0.50)
--------------------------------  -------     -------    --------    --------    --------
Net asset value, end of period    $ 22.18     $ 23.05    $  20.46    $  20.48    $  17.94
================================  =======     =======    ========    ========    ========
Total return                        12.79%      27.37%      15.34%      28.69%       4.37%
================================  =======     =======    ========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                        $72,884     $62,124    $ 60,483    $ 54,332    $ 40,486
================================  =======     =======    ========    ========    ========
Ratio of expenses to average net
  assets(a)                          0.62%(b)    0.64%       0.65%       0.70%       0.65%
================================  =======     =======    ========    ========    ========
Ratio of net investment income
  to average net assets(e)           0.49%(b)    0.50%       0.80%       0.45%       1.00%
================================  =======     =======    ========    ========    ========
Portfolio turnover rate               125%        128%        159%        139%        136%
================================  =======     =======    ========    ========    ========
Borrowings for the period:
Amount of debt outstanding at
  end of period (000s omitted)         --          --          --          --          --
================================  =======     =======    ========    ========    ========
Average amount of debt
  outstanding during the period
  (000s omitted)(d)                    --          --          --    $      6          --
================================  =======     =======    ========    ========    ========
Average number of shares
  outstanding during the period
  (000s omitted)(d)                 3,126       3,146       2,908       2,526       2,256
================================  =======     =======    ========    ========    ========
Average amount of debt per share
  during the period                    --          --          --    $ 0.0024          --
================================  =======     =======    ========    ========    ========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.67%, 0.68%, 0.68%, 0.72% and 0.68% for 1998-1994.
(b) Ratios are based on average net assets of $69,647,808.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.44%, 0.46%, 0.77%, 0.43% and 0.98% for 1998-1994.
(d) Averages computed on a daily basis.

--------------------------------------------------------------------------------

                                   WEINGARTEN